EXHIBIT 99.C.2

REPUBLIK INDONESIA BUKU I UNDANG-UNDANG NOMOR 19 TAHUN 2023 ANGGARAN PENDAPATAN DAN BELANJA NEGARA BUKU I TENTANG BHINNEKA TUNGGAL IKA REPUBLIK INDONESIA TAHUN ANGGARAN 2024

REPUBLIK INDONESIA



BUKU I

UNDANG-UNDANG NOMOR 19 TAHUN 2023

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN

2024

PRESIDEN
REPUBLIK INDONESIA

SALINAN

UNDANG-UNDANG REPUBLIK INDONESIA

NOMOR 19 TAHUN 2023

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN 2024

DENGAN RAHMAT TUHAN YANG MAHA ESA

PRESIDEN REPUBLIK INDONESIA,

Menimbang : a. bahwa Anggaran Pendapatan dan Belanja Negara merupakan wujud dari pengelolaan keuangan negara yang dilaksanakan secara terbuka dan bertanggung jawab untuk sebesar-besarnya kemakmuran rakyat;

b. bahwa Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2024 termuat dalam Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2024 yang disusun sesuai dengan kebutuhan penyelenggaraan pemerintahan negara dan kemampuan dalam menghimpun pendapatan negara dalam rangka mendukung terwujudnya perekonomian nasional berdasarkan demokrasi ekonomi dengan prinsip kebersamaan, efisiensi, berkeadilan, berkelanjutan, berwawasan lingkungan, kemandirian, serta dengan menjaga keseimbangan kemajuan dan kesatuan ekonomi nasional;

c. bahwa berdasarkan pertimbangan sebagaimana dimaksud dalam huruf a dan huruf b, serta melaksanakan ketentuan Pasal 23 ayat (1) Undang-Undang Dasar Negara Republik Indonesia Tahun 1945, perlu membentuk Undang-Undang tentang Anggaran Pendapatan dan Belanja Negara Tahun Anggaran 2024;

Mengingat . . .

SK No 189673 A

PRESIDEN REPUBLIK INDONESIA -2- Mengingat 1. Pasal 5 ayat (1), Pasal 20, Pasal 23 ayat (1) dan ayat l2l, Pasal 31 ayat (4), dan Pasal 33 ayat (1), ayat (2), ayat (3), dan ayat (4) Undang-Undang Dasar Negara Republik Indonesia Tahun 1945; 2. Undang-Undang Nomor 17 Tahun 2OO3 tentang Keuangan Negara (Lembaran Negara Republik lndonesia Tahun 2003 Nomor 47, Tambahan Lembaran Negara Republik Indonesia Nomor a286l.; 3. Undang-Undang Nomor 25 Tahun 2OO4 tentang Sistem Perencanaan Pembangunan Nasional (Lembaran Negara Republik Indonesia Tahun 2OO4 Nomor lO4, Tambahan Lembaran Negara Republik Indonesia Nomor a42ll; 4. Undang-Undang Nomor L7 Tahun 2Ol4 tentang Majelis Permusyawaratan Rakyat, Dewan Perwakilan Rakyat, Dewan Perwakilan Daerah, dan Dewan Perwakilan Ralryat Daerah (Lembaran Negara Republik Indonesia Tahun 2Ot4 Nomor L82, Tambahan Lembaran Negara Republik Indonesia Nomor 5568) sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 13 Tahun 2OL9 tentang Perubahan Ketiga atas Undang-Undang Nomor 17 Tahun 2Ol4 tentang Majelis Permusyawaratan Ralryat, Dewan Perwakilan Rakyat, Dewan Perwakilan Daerah, dan Dewan Perwakilan Ralryat Daerah (Lembaran Negara Republik Indonesia Tahun 2Ot9 Nomor 181, Tambahan l,embaran Negara Republik Indonesia Nomor 6396); Dengan Persetujuan Bersama DEWAN PERWAKILAN RAKYAT REPUBLIK INDONESIA dan PRESIDEN REPUBLIK INDONESIA MEMUTUSKAN: MenetaPKAN : UNDANG-UNDANG TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2024. Pasal1... SK No 189530A

PRESIDEN REPUBLIK INDONESIA -3- Pasal 1 Dalam Undang-Undang ini yang dimaksud dengan: 1. Anggaran Pendapatan dan Belanja Negara yang selanjutnya disingkat APBN adalah rencana keuangan tahunan pemerintahan negara yang disetujui oleh Dewan Perwakilan Ralryat. 2. Pendapatan Negara adalah hak Pemerintah Pusat yang diakui sebagai penambah kekayaan bersih yang terdiri atas Penerimaan Perpajakan, Penerimaan Negara Bukan Pajak, dan Penerimaan Hibah. 3. Penerimaan Perpajakan adalah semua penerimaan negara yang terdiri atas pendapatan pajak dalam negeri dan pendapatan pajak perdagangan internasional. 4. Pendapatan Pajak Dalam Negeri adalah semua penerimaan negara yang berasal dari pendapatan pajak penghasilan, pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah, pendapatan pajak bumi dan bangunan, pendapatan cukai, dan pendapatan pajak lainnya. 5. Pendapatan Pajak Perdagangan Internasional adalah semua penerimaan negara yang berasal dari pendapatan bea masuk dan pendapatan bea keluar. 6. Penerimaan Negara Bukan Pajak yang selanjutnya disingkat PNBP adalah pungutan yang dibayar oleh orang pribadi atau badan dengan memperoleh manfaat langsung maupun tidak langsung atas layanan atau pemanfaatan sumber daya dan hak yang diperoleh Negara, berdasarkan peraturan perundang-undangan yang menjadi penerimaan Pemerintah Rrsat di luar penerimaan perpajakan dan hibah dan dikelola dalam mekanisme anggaran pendapatan dan belanja negara. 7. Penerimaan Hibah adalah semua penerimaan negara baik dalam bentuk devisa dan/atau devisa yang dirupiahkan, rupiah, jasa, dan/atau surat berharga yang diperoleh dari pemberi hibah yang tidak perlu dibayar kembali dan yang tidak mengikat, baik yang berasal dari dalam negeri maupun dari luar negeri. SK No 189529 A 8. Belanja

PRESIDEN
REPUBLIK INDONESIA

- 4 -

8. Belanja Negara adalah kewajiban Pemerintah Pusat yang diakui sebagai pengurang nilai kekayaan bersih yang terdiri atas belanja Pemerintah Pusat dan Transfer ke Daerah.

9. Belanja Pemerintah Pusat Menurut Fungsi adalah belanja Pemerintah Pusat yang digunakan untuk menjalankan fungsi kepemerintahan yang dilaksanakan untuk mencapai tujuan pembangunan nasional sesuai dengan ketentuan peraturan perundang-undangan di bidang keuangan negara.

10. Belanja Pemerintah Pusat Menurut Organisasi adalah belanja Pemerintah Pusat yang dialokasikan kepada kementerian/lembaga dan Bendahara Umum Negara.

11. Belanja Pemerintah Pusat Menurut Program adalah belanja Pemerintah Pusat yang dialokasikan untuk mencapai hasil *(outcome)* tertentu pada Bagian Anggaran kementerian/lembaga dan Bagian Anggaran Bendahara Umum Negara.

12. Program Pengelolaan Subsidi adalah pemberian dukungan dalam bentuk pengalokasian anggaran kepada perusahaan negara, lembaga pemerintah, atau pihak ketiga berdasarkan peraturan perundang-undangan yang berlaku untuk menyediakan barang atau jasa yang bersifat strategis atau menguasai hajat hidup orang banyak, dan/atau disalurkan langsung kepada penerima manfaat, sesuai kemampuan keuangan negara.

13. Daerah Otonom yang selanjutnya disebut Daerah adalah kesatuan masyarakat hukum yang mempunyai batas-batas wilayah yang berwenang mengatur dan mengurus urusan pemerintahan dan kepentingan masyarakat setempat menurut prakarsa sendiri berdasarkan aspirasi masyarakat dalam sistem Negara Kesatuan Republik Indonesia.

14. Urusan Pemerintahan adalah kekuasaan pemerintahan yang menjadi kewenangan Presiden yang pelaksanaannya dilakukan oleh kementerian dan penyelenggara Pemerintahan Daerah untuk melindungi, melayani, memberdayakan, dan menyejahterakan masyarakat.

15. Transfer ke Daerah yang selanjutnya disingkat TKD adalah dana yang bersumber dari APBN dan merupakan bagian dari belanja negara yang dialokasikan dan disalurkan kepada Daerah untuk dikelola oleh Daerah dalam rangka mendanai penyelenggaraan Urusan Pemerintahan yang menjadi kewenangan daerah.

16. Dana . . .

SK No 189528 A

PRESIDEN
REPUBLIK INDONESIA

- 5 -

16. Dana Bagi Hasil yang selanjutnya disingkat DBH adalah bagian dari TKD yang dialokasikan berdasarkan persentase atas pendapatan tertentu dalam APBN dan kinerja tertentu, yang dibagikan kepada Daerah penghasil dengan tujuan untuk mengurangi ketimpangan fiskal antara Pemerintah dan Daerah, serta kepada Daerah lain nonpenghasil dalam rangka menanggulangi eksternalitas negatif dan/atau meningkatkan pemerataan dalam satu wilayah.
17. Dana Alokasi Umum yang selanjutnya disingkat DAU adalah bagian dari TKD yang dialokasikan dengan tujuan mengurangi ketimpangan kemampuan keuangan dan layanan publik antardaerah.
18. Dana Alokasi Khusus yang selanjutnya disingkat DAK adalah bagian dari TKD yang dialokasikan dengan tujuan untuk mendanai program, kegiatan, dan/atau kebijakan tertentu yang menjadi prioritas nasional dan membantu operasionalisasi layanan publik, yang penggunaannya telah ditentukan oleh Pemerintah.
19. Dana Otonomi Khusus adalah bagian dari TKD yang dialokasikan kepada Daerah tertentu untuk mendanai pelaksanaan otonomi khusus sebagaimana ditetapkan dalam Undang-Undang mengenai otonomi khusus.
20. Dana Tambahan Infrastruktur Dalam Rangka Otonomi Khusus bagi provinsi-provinsi di wilayah Papua yang selanjutnya disingkat DTI adalah dana tambahan dalam rangka pelaksanaan otonomi khusus yang besarannya ditetapkan antara Pemerintah dan Dewan Perwakilan Rakyat yang diberikan berdasarkan usulan Provinsi pada setiap tahun anggaran yang ditujukan untuk pendanaan pembangunan infrastruktur perhubungan, energi listrik, air bersih, telekomunikasi, dan sanitasi lingkungan.
21. Dana Keistimewaan Daerah Istimewa Yogyakarta yang selanjutnya disebut Dana Keistimewaan adalah bagian dari TKD yang dialokasikan untuk mendukung urusan keistimewaan Daerah Istimewa Yogyakarta, sebagaimana ditetapkan dalam Undang-Undang mengenai keistimewaan Yogyakarta.
22. Dana Desa adalah bagian dari TKD yang diperuntukkan bagi desa dengan tujuan untuk mendukung pendanaan penyelenggaraan pemerintahan, pelaksanaan pembangunan, pemberdayaan masyarakat, dan kemasyarakatan.

23. Insentif . . .

SK No 189703 A

PRESIDEN
REPUBLIK INDONESIA

- 6 -

23. Insentif Fiskal adalah dana yang bersumber dari APBN yang diberikan kepada Daerah atas pencapaian kinerja berdasarkan kriteria tertentu berupa perbaikan dan/atau pencapaian kinerja pemerintah daerah dapat berupa pengelolaan keuangan daerah, pelayanan umum pemerintahan, dan pelayanan dasar yang mendukung kebijakan strategis nasional dan/atau pelaksanaan kebijakan fiskal nasional.

24. Pembiayaan Anggaran adalah setiap penerimaan yang perlu dibayar kembali, penerimaan kembali atas pengeluaran pembiayaan tahun-tahun anggaran sebelumnya, pengeluaran kembali atas penerimaan pembiayaan tahun-tahun anggaran sebelumnya, penggunaan saldo anggaran lebih, dan/atau pengeluaran yang akan diterima kembali, baik pada tahun anggaran yang bersangkutan maupun tahun-tahun anggaran berikutnya.

25. Sisa Lebih Pembiayaan Anggaran yang selanjutnya disebut SiLPA adalah selisih lebih antara realisasi pendapatan dan belanja, serta penerimaan dan pengeluaran pembiayaan dalam APBN selama satu periode pelaporan.

26. Saldo Anggaran Lebih yang selanjutnya disingkat SAL adalah akumulasi neto dari SiLPA dan Sisa Kurang Pembiayaan Anggaran tahun-tahun anggaran yang lalu dan tahun anggaran yang bersangkutan setelah ditutup, ditambah/dikurangi dengan koreksi pembukuan.

27. Surat Berharga Negara yang selanjutnya disingkat SBN meliputi surat utang negara dan surat berharga syariah negara.

28. Surat Utang Negara yang selanjutnya disingkat SUN adalah surat berharga berupa surat pengakuan utang dalam mata uang rupiah maupun valuta asing yang dijamin pembayaran bunga dan pokoknya oleh Negara Republik Indonesia sesuai dengan masa berlakunya.

29. Surat Berharga Syariah Negara yang selanjutnya disingkat SBSN atau dapat disebut sukuk negara adalah SBN yang diterbitkan berdasarkan prinsip syariah, sebagai bukti atas bagian penyertaan terhadap aset SBSN, baik dalam mata uang rupiah maupun valuta asing.

30. Barang . . .

SK No 189702 A

PRESIDEN REPUBLIK INDONESIA -7—30. Barang Milik Negara yang selanjutnya disingkat BMN adalah semua barang yang dibeli atau diperoleh atas beban APBN atau berasal dari perolehan lainnya yang sah. 31. Penyertaan Modal Negara yang selanjutnya disingkat PMN adalah pemisahan kekayaan negara dari APBN untuk dijadikan sebagai modal Perusahaan Negara dan/atau Perseroan Terbatas lainnya serta Lembaga/Badan Lainnya, yang pengelolaannya dilakukan secara korporasi. 32. Investasi Pemerintah adalah penempatan sejumlah dana dan/atau aset keuangan dalam jangka panjang untuk investasi dalam bentuk saham, surat utang, dan/atau investasi langsung guna memperoleh manfaat ekonomi, dan/atau sosial, darrlatalu manfaat lainnya bagi sebesarbesarnya kemakmuran ralgrat. 33. Dana Bergulir adalah dana yang dikelola oleh Badan Layanan Umum tertentu untuk dipinjamkan dan digulirkan kepada masyarakat/lembaga dengan tujuan untuk meningkatkan ekonomi ral<yat dan tujuan lainnya. 34. Pinjaman Dalam Negeri adalah setiap pinjaman oleh Pemerintah yang diperoleh dari pemberi pinjaman dalam negeri yang harus dibayar kembali dengan persyaratan tertentu, sesuai dengan masa berlakunya. 35. Kewajiban Penjaminan adalah kewajiban yang menjadi beban Pemerintah akibat pemberian jaminan kepada kementerian/lembaga, pemerintah daerah, Badan Usaha Milik Negara, Badan Usaha Milik Daerah, dan pelaku usaha dalam program pemulihan ekonomi nasional, dalam hal kementerian/lembaga, pemerintah daerah, Badan Usaha Milik Negara, Badan Usaha Milik Daerah, dan pelaku usaha dalam program pemulihan ekonomi nasional, dimaksud tidak dapat memenuhi kewajibannya kepada kreditur dan/atau badan usaha sesuai perjanjian pinjaman atau perjanjian kerja sama. 36. Pinjaman Luar Negeri Neto adalah semua pembiayaan yang berasal dari penarikan pinjaman luar negeri yang terdiri atas pinjaman tunai dan pinjaman kegiatan dikurangi dengan pembayaran cicilan pokok pinjaman luar negeri. 37. Pinjaman T\rnai adalah pinjaman luar negeri dalam bentuk devisa dan/atau rupiah yang digunakan untuk pembiayaan defisit APBN dan pengelolaan portofolio utang. SK No 189525A 38. Pinjaman...

PRESIDEN
REPUBLIK INDONESIA

- 8 -

38. Pinjaman Kegiatan adalah pinjaman luar negeri yang digunakan untuk pembiayaan kegiatan tertentu kementerian/lembaga, pinjaman yang diteruspinjamkan kepada pemerintah daerah dan/atau Badan Usaha Milik Negara, dan pinjaman yang diterushibahkan kepada pemerintah daerah.

39. Pemberian Pinjaman adalah pinjaman Pemerintah Pusat kepada pemerintah daerah, Badan Usaha Milik Negara, Lembaga, dan/atau badan lainnya yang harus dibayar kembali dengan ketentuan dan persyaratan tertentu.

40. Anggaran Pendidikan adalah alokasi anggaran pendidikan melalui kementerian/lembaga dan nonkementerian/lembaga, alokasi anggaran pendidikan melalui transfer ke daerah, dan alokasi anggaran pendidikan melalui pengeluaran pembiayaan, termasuk gaji pendidik, untuk membiayai penyelenggaraan pendidikan dan pelatihan yang menjadi tanggung jawab Pemerintah, tetapi tidak termasuk anggaran pendidikan kedinasan.

41. Persentase Anggaran Pendidikan adalah perbandingan alokasi anggaran pendidikan terhadap total anggaran belanja negara pada saat Undang-Undang mengenai APBN ditetapkan.

42. Tahun Anggaran 2024 adalah masa 1 (satu) tahun terhitung mulai dari tanggal 1 Januari 2024 sampai dengan tanggal 31 Desember 2024.

Pasal 2

APBN terdiri atas anggaran Pendapatan Negara, anggaran Belanja Negara, dan Pembiayaan Anggaran.

Pasal 3

Anggaran Pendapatan Negara Tahun Anggaran 2024 direncanakan sebesar Rp2.802.294.316.629.000,00 (dua kuadriliun delapan ratus dua triliun dua ratus sembilan puluh empat miliar tiga ratus enam belas juta enam ratus dua puluh sembilan ribu rupiah), yang diperoleh dari sumber:

a. Penerimaan . . .

SK No 189524 A

PRESIDEN REPUBLIK INDONESIA -9- a. Penerimaan Perpajakan; b. PNBP; dan c. Penerimaan Hibah. Pasal 4 (1) Penerimaan Perpajakan sebagaimana dimaksud dalam Pasal 3 huruf a direncanakan sebesar Rp2.309.859.945.000.000,00 (dua kuadriliun tiga ratus sembilan triliun delapan ratus lima puluh sembilan miliar sembilan ratus empat puluh lima juta rupiah), terdiri atas: a. Pendapatan Pajak Dalam Negeri; dan b. Pendapatan Pajak Perdagangan Internasional. (21 Pendapatan Pajak Dalam Negeri sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp2.234.959.385.000.0O0,O0 (dua kuadriliun dua ratus tiga puluh empat triliun sembilan ratus lima puluh sembilan miliar tiga ratus delapan puluh lima juta rupiah), terdiri atas: pendapatan pajak penghasilan; pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah; pendapatan pajak bumi dan bangunan; . pendapatan cukai; dan e. pendapatan pajak lainnya. (3) Pendapatan pajak penghasilan sebagaimana dimaksud pada ayat (21 huruf a direncanakan sebesar Rpl. 139.783.707.950.000,00 (satu kuadriliun seratus tiga puluh sembilan triliun tujuh ratus delapan puluh tiga miliar tujuh ratus tujuh juta sembilan ratus lima puluh ribu rupiah) yang di dalamnya termasuk pajak penghasilan ditanggung Pemerintah atas: a. komoditas panas bumi sebesar Rp2.968.O99.696.000,00 (dua triliun sembilan ratus enam puluh delapan miliar sembilan puluh sembilan juta enam ratus sembilan puluh enam ribu rupiah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan; a. b. c d SK No 189523 A b. bunga

PRESIDEN REPUBLIK INDONESIA—10- b. bunga, imbal hasil, dan penghasilan pihak ketiga atas jasa yang diberikan kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundang-undangan dalam rangka penerbitan dan/atau pembelian kembali SBN di pasar internasional, tetapi tidak termasuk jasa konsultan hukum lokal, sebesar Rp5.343.473.153.000,00 (lima triliun tiga ratus empat puluh tiga miliar empat ratus tujuh puluh tiga juta seratus lima puluh tiga ribu n’piah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan; dan c. penghasilan dari penghapusan secara mutlak piutang negara nonpokok yang bersumber dari Pemberian Pinjaman, Rekening Dana Investasi, dan Rekening Pembangunan Daerah yang diterima oleh Perusahaan Daerah Air Minum sebesar Rp129.621.00O,00 (seratus dua puluh sembilan juta enam ratus dua puluh satu ribu rupiah) yang pelaksanaannya diatur dengan Peraturan Menteri Keuangan. (4) Pendapatan pajak pertambahan nilai barang dan jasa dan pajak penjualan atas barang mewah sebagaimana dimaksud pada ayat (21 huruf b direncanakan sebesar Rp811.364.991.993.000,00 (delapan ratus sebelas triliun tiga ratus enam puluh empat miliar sembilan ratus sembilan puluh satu juta sembilan ratus sembilan puluh tiga ribu rupiah). (5) Pendapatan pajak bumi dan bangunan sebagaimana dimaksud pada ayat (21 huruf c direncanakan sebesar Rp27.182.247.732.000,00 (dua puluh tujuh triliun seratus delapan puluh dua miliar dua ratus empat puluh tujuh juta tujuh ratus tiga puluh dua ribu rupiah). (6) Pendapatan cukai sebagaimana dimaksud pada ayat (21 huruf d direncanakan sebesar Rp246.O79.440.000.000,0O (dua ratus empat puluh enam triliun tujuh puluh sembilan miliar empat ratus empat puluh juta rupiah). (71 Pendapatan pajak lainnya sebagaimana dimaksud pada ayat (2) huruf e direncanakan sebesar Rp10.548.997.325.000,00 (sepuluh triliun lima ratus empat puluh delapan miliar sembilan ratus sembilan puluh tujuh juta tiga ratus dua puluh lima ribu rupiah). SK No 189522 A (8) Pendapatan...

PRESIDEN REPUBUK INDONESIA—11- (8) Pendapatan Pajak Perdagangan Internasional sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp74.9OO.560.0OO.OOO,00 (tujuh puluh empat triliun sembilan ratus miliar lima ratus enam puluh juta rupiah), terdiri atas: a. pendapatan bea masuk; dan b. pendapatan bea keluar. (9) Pendapatan bea masuk sebagaimana dimaksud pada ayat (8) huruf a direncanakan sebesar Rp57.372.542.0OO.0OO,00 (lima puluh tujuh triliun tiga ratus tujuh puluh dua miliar lima ratus empat puluh dua juta rupiah). (10)Pendapatan bea keluar sebagaimana dimaksud pada ayat (8) huruf b direncanakan sebesar Rp17.528.018.000.000,00 (tujuh belas triliun lima ratus dua puluh delapan miliar delapan belas juta rupiah). (11)Ketentuan lebih lanjut mengenai rincian Penerimaan Perpajakan Tahun Anggaran 2024 sebagaimana dimaksud pada ayat (21dan ayat (8) diatur dalam Peraturan Presiden. Pasal 5 (U PNBP sebagaimana dimaksud dalam Pasal 3 huruf b direncanakan sebesar Rpa92.003.764.981.000,00 (empat ratus sembilan puluh dua triliun tiga miliar tujuh ratus enam puluh empat juta sembilan ratus delapan puluh satu ribu rupiah), terdiri atas: a. pendapatan sumber daya alam; b. pendapatan dari Kekayaan Negara Dipisahkan; c. pendapatan PNBP lainnya; dan d. pendapatan Badan Layanan Umum. (21 Pendapatan sumber daya alam sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp2O7.669.946.357.000,00 (dua ratus tujuh triliun enam ratus enam puluh sembilan miliar sembilan ratus empat puluh enam juta tiga ratus lima puluh tujuh ribu rupiah), terdiri atas: a. pendapatan sumber daya alam minyak bumi dan gas bumi; dan SK No 189521 A b. pendapatan

PRESIDEN REPUBUK INDONESIA -12- b. pendapatan sumber daya alam nonminyak bumi dan gas bumi. (3) Pendapatan dari Kekayaan Negara Dipisahkan sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp85.845.465.0O0.O00,0O (delapan puluh lima triliun delapan ratus empat puluh lima miliar empat ratus enam puluh lima juta rupiah). (4) Pendapatan PNBP lainnya sebagaimana dimaksud pada ayat (1) huruf c direncanakan sebesar Rpl 15. 135.975.60 1.OO0,OO (seratus lima belas triliun seratus tiga puluh lima miliar sembilan ratus tujuh puluh lima juta enam ratus satu ribu rupiah). (5) Pendapatan Badan Layanan Umum sebagaimana dimaksud pada ayat (1) hunrf d direncanakan sebesar Rp83.352.378.O23.00O,O0 (delapan puluh tiga triliun tiga ratus lima puluh dua miliar tiga ratus tujuh puluh delapan juta dua puluh tiga ribu rupiah). (6) Ketentuan lebih lanjut mengenai rincian PNBP Tahun Anggaran 2024 sebagaimana dimaksud pada ayat (21, ayat (3), ayat (4), dan ayat (5) diatur dalam Peraturan Presiden. Pasal 6 Penerimaan Hibah sebagaimana dimaksud dalam Pasal 3 huruf c direncanakan sebesar Rp43O.6O6.648.00O,0O (empat ratus tiga puluh miliar enam ratus enam juta enam ratus empat puluh delapan ribu rupiah). Pasal 7 Anggaran Belanja Negara Tahun Anggaran 2024 direncanakan sebesar Rp3.325. L19.321.897.000,00 (tiga kuadriliun tiga ratus dua puluh lima triliun seratus sembilan belas miliar tiga ratus dua puluh satu juta delapan ratus sembilan puluh tujuh ribu rupiah), terdiri atas: a. anggaran Belanja Pemerintah Pusat; dan b. anggaran TKD. Pasal 8. . . SK No 189520A

PRESIDEN REFUBLIK INDONESIA -13- Pasal 8 (1) Anggaran Belanja Pemerintah Pusat sebagaimana dimaksud dalam Pasal 7 huruf a direncanakan sebesar Rp2.467.527.580.519.000,00 (dua kuadriliun empat ratus enam puluh tujuh triliun lima ratus dua puluh tujuh miliar lima ratus delapan puluh juta lima ratus sembilan belas ribu rupiah). (2) Anggaran Belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dikelompokkan atas: a. Belanja Pemerintah Pusat Menurut Fungsi; b. Belanja Pemerintah Pusat Menurut Organisasi; dan c. Belanja Pemerintah hrsat Menurut Program. (3) Pelaksanaan Belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dan ayat (21 berorientasi pada keluaran (output) dan hasil (outcome/, untuk meningkatkan kesejahteraan rakyat. (4) Pelaksanaan Belanja Pemerintah Pusat sebagaimana dimaksud pada ayat (1) dan ayat (2) memprioritaskan dan memperkuat penggunaan barang produksi dalam negeri dan mengandung Tingkat Komponen Dalam Negeri (TKDN) yang tinggi. (5) Ketentuan lebih lanjut mengenai rincian anggaran Belanja Pemerintah Pusat Menurut Fungsi, Organisasi, dan Program sebagaimana dimaksud pada ayat (2l,, diatur dalam Peraturan Presiden. Pasal 9 (1) Anggaran TKD sebagaimana dimaksud dalam Pasal 7 huruf b direncanakan sebesar Rp857.591.74L.378.00O,0O (delapan ratus lima puluh tujuh triliun lima ratus sembilan puluh satu miliar tduh ratus empat puluh satu juta tiga ratus tujuh puluh delapan ribu rupiah). (21 TKD sebagaimana dimaksud pada ayat (1) terdiri atas: a. DBH; b. DAU; c. DAK; SK No 189519 A d. Dana

PRESIDEN
REPUBLIK INDONESIA

- 14 -

d. Dana Otonomi Khusus;

e. Dana Keistimewaan; dan

f. Dana Desa.

(3) Anggaran TKD sebagaimana dimaksud pada ayat (1) termasuk alokasi untuk Insentif Fiskal.

(4) Ketentuan mengenai rincian anggaran TKD sebagaimana dimaksud pada ayat (1) diatur dalam Peraturan Presiden.

Pasal 10

(1) DBH sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf a direncanakan sebesar Rp143.099.927.456.000,00 (seratus empat puluh tiga triliun sembilan puluh sembilan miliar sembilan ratus dua puluh tujuh juta empat ratus lima puluh enam ribu rupiah), yang terdiri atas:

a. DBH pajak;

b. DBH sumber daya alam; dan

c. DBH lainnya berupa DBH perkebunan sawit.

(2) DBH pajak sebagaimana dimaksud pada ayat (1) huruf a terdiri atas:

a. pajak penghasilan;

b. pajak bumi dan bangunan; dan

c. cukai hasil tembakau.

(3) DBH sumber daya alam sebagaimana dimaksud pada ayat (1) huruf b terdiri atas:

a. kehutanan;

b. mineral dan batubara;

c. minyak bumi dan gas bumi;

d. panas bumi; dan

e. perikanan.

(4) DBH pajak bumi dan bangunan sebagaimana dimaksud pada ayat (2) huruf b dapat memperhitungkan biaya operasional yang diatur dengan Peraturan Menteri Keuangan.

(5) Alokasi . . .

SK No 189701 A

PRESIDEN REPUBLIK INDONESIA -15- (5) Alokasi DBH ditetapkan berdasarkan realisasi penerimaan negara sampai dengan akhir Tahun Anggaran 2023 dan sesuai dengan ketentuan peraturan perundang-undangan dengan memperhatikan kemampuan keuangan negara. (6) Alokasi DBH sebagaimana dimaksud pada ayat (5) terdiri atas alokasi formula dan alokasi kinerja. (71 Dalam rangka mempercepat penyelesaian Kurang Bayar DBH sampai dengan Tahun Anggaran 2023, Menteri Keuangan dapat menetapkan alokasi sementara Kurang Bayar DBH sampai dengan Tahun Anggaran 2023 dan/atau dapat menggunakan alokasi DBH tahun anggaran berjalan. (8) DBH sumber daya alam kehutanan sebagaimana dimaksud pada ayat (3) huruf a, khusus Dana Reboisasi yang sebelumnya disalurkan ke kabupatenlkota penghasil, disalurkan ke provinsi penghasil dan digunakan untuk membiayai kegiatan, terdiri atas: a. rehabilitasi di luar kawasan sesuai kewenangan provinsi; b. rehabilitasi hutan dan lahan sesuai kewenangan provinsi; c. pembangunan dan pengelolaan hasil hutan hyu, hasil hutan bukan kayu dan/atau jasa lingkungan dalam kawasan; d. pemberdaya€u-r masyarakat dan perhutanan sosial; e. operasionalisasi Kesatuan Pengelolaan Hutan; f. pengendalian kebakaran hutan dan lahan; g. perlindungan dan pengamanan hutan; h. pengembangEln perbenihan tanaman hutan; i. penyuluhan kehutanan; dan/atau j. strategis lainnya yang ditetapkan oleh Pemerintah. (9) Penggunaan DBH cukai hasil tembakau sebagaimana dimaksud pada ayat (21 huruf c, DBH sumber daya alam minyak bumi dan gas bumi sebagaimana dimaksud pada ayat (3) huruf c dan DBH sumber daya alam kehutanan sebagaimana dimaksud pada ayat (3) huruf a, diatur sebagai berikut: SK No 189700A a. Penerimaan

PRESIDEN REPUBLIK INDONESIA -16- a. Penerimaan DBH cukai hasil tembakau, baik bagian provinsi maupun bagian kabupaten/kota dialokasikan untuk mendanai program sebagaimana diatur dalam ketentuan peraturan perundang-undangan mengenai cukai, dengan prioritas pada bidang kesehatan untuk mendukung progr€rm jaminan kesehatan nasional terutama peningkatan kuantitas dan kualitas layanan kesehatan dan pemulihan perekonomian di daerah; b. Penerimaan DBH sumber daya alam minyak bumi dan gas bumi, baik bagian provinsi maupun bagian kabupaten/kota digunakan sesuai kebutuhan dan prioritas daerah, kecuali tambahan DBH minyak bumi dan gas bumi untuk Provinsi Papua Barat, Provinsi Papua Barat Daya, dan Provinsi Aceh digunakan sesuai dengan ketentuan peraturan perundang-undangan; dan c. Sisa DBH sumber daya alam kehutanan dari Dana Reboisasi yang merupakan bagian kabupaten/kota, baik yang disalurkan pada tahun 2016 maupun tahun-tahun sebelumnya yang masih terdapat di kas daerah dapat digunakan oleh organisasi perangkat daerah yang ditunjuk oleh bupati/wali kota untuk: 1. pembangunan dan pengelolaan taman hutan raya; 2. pencegahan dan penanggulangan kebakaran hutan dan lahan; 3. penanganan pascakebakaran hutan dan lahan di taman hutan rayai 4, penanaman daerah aliran sungai kritis, penanaman pada kawasan perlindungan setempat, dan pembuatan bangunan konservasi tanah dan air; 5. pembangunan dan pengelolaan Ruang Terbuka Hijau; 6. penyuluhan lingkungan hidup; 7. konservasi sumber daya alam hayati dan ekosistemnya; 8. pengelolaan keanekaragaman hayati; dan/atau 9. kegiatan strategis lainnya yang ditetapkan oleh Pemerintah. SK No 189699A (10) Dalam

PRESIDEN REPUBLIK INDONESIA -17- (lo)Dalam hal realisasi penerimaan negara yang dibagihasilkan melebihi pagu penerimaan yang dianggarkan dalam tahun 2024, Pemerintah dapat menyalurkan DBH berdasarkan realisasi penerimaan tahun berjalan dan/atau menyelesaikan Kurang Bayar DBH tahun-tahun sebelumnya sesuai dengan kemampuan keuangan negara. (ll)Tata cara percepatan penyelesaian Kurang Bayar DBH sebagaimana dimaksud pada ayat l7l dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan. (l2)Penggunaan DBH sumber daya alam kehutanan dari Dana Reboisasi sebagaimana dimaksud pada ayat (8) dan penggunaan sisa DBH sumber daya alam kehutanan dari Dana Reboisasi sebagaimana dimaksud pada ayat (9) huruf c diatur dengan Peraturan Menteri Keuangan. (13) Ketentuan lebih lanjut mengenai DBH Cukai Hasil Tembakau diatur dengan Peraturan Menteri Keuangan. Pasal 1 1 (1) DAU sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf b, direncanakan sebesar Rp427.699.303.543.000,00 (empat ratus dua puluh tujuh triliun en€un ratus sembilan puluh sembilan miliar tiga ratus tiga juta lima ratus empat puluh tiga ribu rupiah). (21 DAU sebagaimana dimaksud pada ayat (1) dapat disesuaikan sesuai dengan kebijakan yang ditetapkan oleh Pemerintah. (3) Proporsi DAU antara provinsi dan kabupaten/kota ditetapkan dengan imbangan 14,7a/o (empat belas koma satu persen) dan 85,9o/o (delapan puluh lima koma sembilan persen) dengan mempertimbangkan kebutuhan pendanaan dalam rangka pelaksanaan Urusan Pemerintahan yang menjadi kewenangan Daerah provinsi dan kabupatenlkota. l4l DAU untuk tiap-tiap daerah dialokasikan berdasarkan celah fiskal. (5) Alokasi DAU per daerah dilakukan penyesuaian secara proporsional dengan memperhatikan alokasi DAU per Daerah tahun sebelumnya. (6) Alokasi DAU untuk setiap Daerah terdiri atas bagian DAU yang tidak ditentukan penggunaannya dan bagian DAU yang ditentukan penggunaannya. (7) Sebagian... SK No 189698 A

PRESIDEN REPUBLIK INDONESIA—18- (71 Sebagian alokasi DAU provinsi di wilayah Papua untuk bidang pendidikan dialihkan kepada kabupaten/kota diwilayahnya masing-masing sebagai tindak lanjut dari pengalihan kewenangan pengelolaan pendidikan menengah dari provinsi kepada kabupaten/kota sesuai dengan ketentuan peraturan perundang-undangan yang mengatur mengenai kewenangan dan kelembagaan pelaksanaan kebijakan otonomi khusus Provinsi Papua. Pasal 12 (1) DAK sebagaimana dimaksud dalam Pasal 9 ayat (2) huruf c direncanakan sebesar Rp188. 1O1.OL9.444.OOO,OO (seratus delapan puluh delapan triliun seratus satu miliar sembilan belas juta empat ratus empat puluh empat ribu rupiah), terdiri atas: a. DAK fisik; b. DAK nonfisik; dan c. Hibah kepada Daerah. l2l Pengalokasian DAK fisik sebagaimana dimaksud pada ayat (1) huruf a ditetapkan berdasarkan usulan pemerintah daerah dan/atau aspirasi anggota Dewan Perwakilan Rakyat dalam memperjuangkan program pembangunan Daerah dengan memperhatikan prioritas nasional, kemampuan keuangan negara, kapasitas fiskal Daerah dan kinerja Daerah, serta tata kelola keuangarr negara yang baik. (3) Pengelolaan DAK Fisik sebagaimana dimaksud pada ayat (1) huruf a dilaksanakan dengan mengimplementasikan kebdakan afirmatif. (4) DAK fisik sebagaimana dimaksud pada ayat (1) huruf a direncanakan sebesar Rp53.822.463.835.O0O,00 (lima puluh tiga triliun delapan ratus dua puluh dua miliar empat ratus enam puluh tiga juta delapan ratus tiga puluh lima ribu rupiah), terdiri atas: a. bidang pendidikan sebesar Rp15.82O.3OO.0OO.OOO,0O (lima belas triliun delapan ratus dua puluh miliar tiga ratus juta rupiah); b. bidang kesehatan sebesar Rp13.4O0.0O0.O00.OOO,OO (tiga belas triliun empat ratus miliar rupiah); SK No 189697A c bidang

PRESIDEN REPUBLIK INDONESIA -19- c. bidang perumahan dan permukiman sebesar Rp312.734.878.000,00 (tiga ratus dua belas miliar tujuh ratus tiga puluh empat juta delapan ratus tujuh puluh delapan ribu rupiah); d. bidang industri kecil dan menengah sebesar Rp4O0.000.000.000,00 (empat ratus miliar rupiah); e. bidang usaha mikro, kecil, dan menengah sebesar Rp 100.0O0.000.000,00 (seratus miliar rupiah); f. bidang pertanian sebesar Rp2.462.600.000.000,00 (dua triliun empat ratus enam puluh dua miliar enam ratus juta rupiah); g. bidang kelautan dan perikanan sebesar Rp1.309.900.000.000,00 (satu triliun tiga ratus sembilan miliar sembilan ratus juta rupiah); h. bidang pariwisata sebesar Rp450.0O0.O00.000,00 (empat ratus lima puluh miliar rupiah); i. bidang jalan sebesar Rp12.2O5.228.957.000,00 (dua belas triliun dua ratus lima miliar dua ratus dua puluh delapan juta sembilan ratus lima puluh tujuh ribu rupiah); j. bidang air minum sebesar Rp2.441.600.000.000,00 (dua triliun empat ratus empat puluh satu miliar enam ratus juta rupiah); k. bidang sanitasi sebesar Rp1.693.700.000.000,00 (satu triliun enam ratus sembilan puluh tiga miliar tujuh ratus juta rupiah); l. bidang irigasi sebesar Rp1.688.900.000.000,00 (satu triliun enam ratus delapan puluh delapan miliar sembilan ratus juta rupiah); m. bidang lingkungan hidup sebesar Rp137.63O.744.OO0,00 (seratus tiga puluh tujuh miliar enam ratus tiga puluh juta tujuh ratus empat puluh empat ribu rupiah); n. bidang kehutanan sebesar Rp31.869.256.000,00 (tiga puluh satu miliar delapan ratus enam puluh sembilan juta dua ratus lima puluh enam ribu rupiah); o. bidang perdagangan sebesar Rp130.000.00O.000,00 (seratus tiga puluh miliar rupiah); SK No 189513 A p. bidang

PRESIDEN REPUBLIK INDONESIA -20- p. bidang transportasi perdesaan sebesar Rp75O.OOO.OOO.0OO,0O (tujuh ratus lima puluh miliar rupiah); q. bidang transportasi perairan sebesar Rp4OO.OO0.000.OOO,0O (empat ratus miliar rupiah); dan r. bidang infrastruktur energi terbarukan sebesar Rp88.000.000.000,O0 (delapan puluh delapan miliar rupiah). (5) DAK fisik bersifat tematik dan lintas bidang digunakan untuk mendorong percepatan penyediaan infrastruktur pelayanan dasar guna mendukung: a. peningkatan kualitas pelayanan kesehatan dan pendidikan; b. percepatan pembangunan infrastruktur dasar dan konektivitas pembangunan rendah karbon dan transisi energi; c. pengurangan kemiskinan dan penghapusan kemiskinan ekstrem; dan d. penguatarr daya saing usaha. (6) Dalam rangka menjaga capaian keluaran (outprtt) DAK fisik sebagaimana dimaksud pada ayat (4) pemerintah daerah menyampaikan rencana kegiatan untuk mendapat persetuj uan Pemerintah. (71 DAK nonfisik sebagaimana dimaksud pada ayat (1) huruf b direncanakan sebesar Rp133.764.6tL.642.000,0O (seratus tiga puluh tiga triliun tujuh ratus enam puluh empat miliar enam ratus sebelas juta enam ratus empat puluh dua ribu rupiah), terdiri atas: a. dana bantuan operasional satuan pendidikan sebesar Rp59.493.556.448.OO0,00 (lima puluh sembilan triliun empat ratus sembilan puluh tiga miliar lima ratus lima puluh enam juta empat ratus empat puluh delapan ribu rupiah); b. dana tunjangan guru aparatur sipil negara daerah sebesar Rp56.651.935.292.000,O0 (lima puluh enam triliun enam ratus lima puluh satu miliar sembilan ratus tiga puluh lima juta dua ratus sembilan puluh dua ribu rupiah); c. dana. . . SK No 189696A

PRESIDEN REPUBLIK INDONESIA -21—c. dana bantuan operasional kesehatan sebesar Rp12.878.672.152.000,00 (dua belas triliun delapan ratus tujuh puluh delapan miliar enam ratus tujuh puluh dua juta seratus lima puluh dua ribu rupiah); d. dana bantuan operasional keluarga berencana sebesar Rp3.239.3O0.OO0.OO0,OO (tiga triliun dua ratus tiga puluh sembilan miliar tiga ratus juta rupiah); e. dana peningkatan kapasitas koperasi, usaha mikro dan kecil, sebesar Rp25O.O0O.O00.00O,0O (dua ratus lima puluh miliar rupiah); f. dana bantuan operasional penyelenggaraan museum dan taman budaya sebesar Rp169.975.000.O00,00 (seratus enam puluh sembilan miliar sembilan ratus tujuh puluh lima juta rupiah); g. dana pelayanan kepariwisataan sebesar Rp133.300.000.O00,00 (seratus tiga puluh tiga miliar tiga ratus juta rupiah); h. dana bantuan biaya layanan pengolahan sampah sebesar Rp65.827.750.0O0,OO (enam puluh lima miliar delapan ratus dua puluh tujuh juta tujuh ratus lima puluh ribu rupiah); i. dana pelayanan perlindungan perempuan dan anak sebesar Rp132.000.00O.000,O0 (seratus tiga puluh dua miliar rupiah); j. dana fasilitasi penanaman modal sebesar Rp250.000.000.000,0O (dua ratus lima puluh miliar rupiah); k. dana ketahanan pangan dan pertanian sebesar Rp300.0a5.000.OO0,00 (tiga ratus miliar empat puluh lima juta rupiah); dan l. dana penguatan kapasitas kelembagaan sentra industri kecil dan menengah sebesar Rp20O.O0O.OOO.OOO,OO (dua ratus miliar rupiah). (8) Hibah kepada Daerah sebagaimana dimaksud pada ayat (1) huruf c direncanakan sebesar Rp513.943.967.OO0,00 (lima ratus tiga belas miliar sembilan ratus empat puluh tiga juta sembilan ratus enam puluh tujuh ribu rupiah). Pasal 13. . . SK No 18951I A

PRESIDEN NEPUBUK INDONESIA -22- Pasal 13 (1) Dana Otonomi Khusus sebagaimana dimaksud dalam Pasal 9 ayat (21 huruf d direncanakan sebesar Rp18.271.490.935.000,00 (delapan belas triliun dua ratus tujuh puluh satu miliar empat ratus sembilan puluh juta sembilan ratus tiga puluh lima ribu rupiah), terdiri atas: a. Alokasi Dana Otonomi Khusus untuk Provinsi Papua, Provinsi Papua Barat, Provinsi Papua Pegunungan, Provinsi Papua Tengah, Provinsi Papua Selatan, dan Provinsi Papua Barat Daya sebesar Rp9.623.234.33O.000,00 (sembilan triliun enam ratus dua puluh tiga miliar dua ratus tiga puluh empat juta tiga ratus tiga puluh ribu rupiah); b. Alokasi Dana Otonomi Khusus Provinsi Aceh sebesar Rp4.276.993.035.000,00 (empat triliun dua ratus tujuh puluh enam miliar sembilan ratus sembilan puluh tiga juta tiga puluh lima ribu rupiah); dan c. DTI untuk Provinsi Papua, Provinsi Papua Barat, Provinsi Papua Pegunungan, Provinsi Papua Tengah, Provinsi Papua Selatan, dan Provinsi Papua Barat Daya sebesar Rp4.37L.263.57O.000,00 (empat triliun tiga ratus tujuh puluh satu miliar dua ratus enam puluh tiga juta lima ratus tujuh puluh ribu rupiah). (2) Dalam hal pembagian alokasi Dana Otonomi Khusus sebagaimana dimaksud pada ayat (1) huruf a dan DTI sebagaimana dimaksud pada ayat (1) huruf c tidak dapat dilakukan sesuai dengan Undang-Undang mengenai otonomi khusus bagi Provinsi Papua dan peraturan pelaksanaannya sebagai akibat ketidaktersediaan data, pembagian Dana Otonomi Khusus dan DTI tersebut dilakukan berdasarkan perhitungan rata-rata atas data yang digunakan untuk kabupaten/kota di lingkup wilayah provinsi di wilayah Papua. (3) DTI sebagaimana dimaksud pada ayat (1) huruf c untuk provinsi daerah otonom baru diprioritaskan penggunaannya untuk pembangunan infrastruktur penunjang gedung perkantoran, meliputi infrastruktur jalan dan jembatan menuju lokasi perkantoran, infrastruktur instalasi listrik, infrastruktur jaringan air bersih, jaringan telekomunikasi, dan infrastruktur sanitasi lingkungan. (4) Dana... SK No 189695A

PRESIDEN REPUBLIK INDONESIA -23- (4) Dana Keistimewaan sebagaimana dimaksud dalam Pasal 9 ayat (21 huruf e direncanakan sebesar Rp1.420.000.000.0O0,OO (satu triliun empat ratus dua puluh miliar rupiah) yang digunakan untuk mendanai kewenangan keistimewaan Daerah Istimewa Yoryakarta serta dapat mendanai kegiatan prioritas nasional sesuai dengan ketentuan peraturan perundang-undangan. (5) Ketentuan lebih lanjut mengenai pengelolaan Dana Otonomi Khusus Provinsi Aceh sebagaimana dimaksud pada ayat (1) huruf b diatur dalam Peraturan Menteri Keuangan. (6) Ketentuan lebih lanjut mengenai penggunaan sebagaimana dimaksud pada ayat (4) diatur dalam Peraturan Menteri Keuangan. Pasal 14 (1) Dana Desa sebagaimana dimaksud dalam Pasal 9 ayat (21 huruf f direncanakan sebesar Rp71.OO0.O0O.OOO.000,0O (tujuh puluh satu triliun rupiah), yang terdiri atas: a. sebesar Rp69.OO0.OOO.O0O.OOO,OO (enam puluh sembilan triliun rupiah) pengalokasiannya dihitung sebelum tahun anggaran berjalan berdasarkan formula; dan b. sebesar Rp2.000.O00.000.000,00 (dua triliun rupiah) sebagai tambahan Dana Desa yang dialokasikan pada tahun anggaran berjalan dan/atau melaksanakan kebijakan Pemerintah. (2) Dana Desa sebagaimana dimaksud pada ayat (1) huruf a dialokasikan kepada setiap desa dengan ketentuan: a. Alokasi Dasar sebesar 650/o (enam puluh lima persen) dibagi secara merata kepada setiap desa berdasarkan klaster jumlah penduduk; b. Alokasi Afirmasi sebesar 17o (satu persen) dibagi secara proporsional kepada Desa Tertinggal (DT) dan Desa Sangat Tertinggal (DST) yang memiliki jumlah penduduk miskin terbanyak yang berada pada desil ke- 1; c. Alokasi Kinerja sebesar 4o/o (empat persen) dibagi kepada desa dengan kinerja terbaik; dan SK No 189509A d. Alokasi

PRESIDEN REPUELIK INDONESIA -24- d. Alokasi Formula sebesar 3O% (tiga puluh persen) dibagi berdasarkan jumlah penduduk desa, angka kemiskinan desa, luas wilayah desa, dan tingkat kesulitan geografis desa. (3) Tambahan Dana Desa sebagaimana dimaksud pada ayat (1) huruf b dialokasikan berdasarkan kriteria tertentu. (4) Berdasarkan hasil penghitungan alokasi Dana Desa setiap desa sebagaimana dimaksud pada ayat (2l., Pemerintah menetapkan alokasi Dana Desa per kabupaten/kota. (5) Dana Desa diutamakan penggunaannya untuk mendukung: a. penanganan kemiskinan ekstrem dengan penggunaan Dana Desa paling tinggi 25o/o (dua puluh lima persen) untuk bantuan langsung tunai Desa dengan target Keluarga Penerima Manfaat (KPM) dapat menggunakan data pemerintah sebagai acuan; b. program ketahanan pangan dan hewani paling rendah 2Oo/o (dua puluh persen); c. program pencegahan dan penurunan sfimting skala Desa; dan/atau d. program sektor prioritas di desa melalui bantuan permodalan Badan Usaha Milik Desa (BUMDes), serta program pengembangan desa sesuai potensi dan karakteristik desa. (6) Dana Desa dapat digunakan untuk dana operasional pemerintah Desa paling banyak 3o/o (tiga persen) dari pagu Dana Desa setiap Desa. (7) Ketentuan mengenai pengelolaan Dana Desa dan penetapan rincian Dana Desa setiap desa berdasarkan hasil perhitungan sebagaimana dimaksud pada ayat (21 dan ayat (3) diatur dengan Peraturan Menteri Keuangan. Pasal 15 (1) Insentif Fiskal sebagaimana dimaksud dalam Pasal 9 ayat (3) direncanakan sebesar Rp8.0OO.O00.OOO.OO0,0O (delapan triliun rupiah). (2) Insentif Fiskal sebagaimana dimaksud pada ayat (1) dialokasikan untuk penghargaan kinerja tahun sebelumnya dan penghargaan kinerja tahun berjalan berdasarkan penilaian kinerja pemerintah daerah. (3) Insentif ... SK No 189508A

PRESIDEN
REPUBLIK INDONESIA

- 25 -

(3) Insentif Fiskal untuk penghargaan kinerja tahun berjalan sebagaimana dimaksud pada ayat (2) pengalokasian per daerahnya dilakukan pada Tahun Anggaran 2024.

(4) Ketentuan lebih lanjut mengenai Insentif Fiskal diatur dengan Peraturan Menteri Keuangan.

Pasal 16

(1) Ketentuan mengenai penyaluran anggaran TKD diatur sebagai berikut:
   a. dapat dilakukan dalam bentuk tunai dan nontunai;
   b. bagi daerah yang memiliki uang kas dan/atau simpanan di bank dalam jumlah tidak wajar, dapat dilakukan konversi penyaluran DBH dan/atau DAU dalam bentuk nontunai;
   c. dilakukan berdasarkan kinerja pelaksanaan; dan
   d. dapat dilakukan penundaan, pemotongan, dan/atau penghentian, dalam hal daerah tidak memenuhi anggaran yang diwajibkan dalam peraturan perundang-undangan atau menunggak membayar iuran yang diwajibkan dalam peraturan perundang-undangan.

(2) Ketentuan lebih lanjut mengenai pengelolaan TKD sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 17

(1) Program Pengelolaan Subsidi dalam Tahun Anggaran 2024 direncanakan sebesar Rp285.971.979.124.000,00 (dua ratus delapan puluh lima triliun sembilan ratus tujuh puluh satu miliar sembilan ratus tujuh puluh sembilan juta seratus dua puluh empat ribu rupiah).

(2) Anggaran untuk Program Pengelolaan Subsidi sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

(3) Anggaran untuk Program Pengelolaan Subsidi sebagaimana dimaksud pada ayat (1) dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran berjalan berdasarkan asumsi dasar ekonomi makro, perubahan parameter, perubahan kebijakan, dan/atau pembayaran kekurangan subsidi tahun-tahun sebelumnya.

(4) Ketentuan . . .

SK No 189507 A

PRESIDEN
REPUBLIK INDONESIA

- 26 -

(4) Ketentuan lebih lanjut mengenai rincian Program Pengelolaan Subsidi dalam Tahun Anggaran 2024 sebagaimana dimaksud pada ayat (1) diatur dalam Peraturan Presiden.

Pasal 18

(1) Dalam hal perkiraan realisasi PNBP sumber daya alam yang dibagihasilkan melampaui target penerimaan dalam APBN yang diikuti dengan kebijakan peningkatan belanja subsidi energi dan/atau kompensasi, Pemerintah dapat memperhitungkan persentase tertentu atas peningkatan belanja subsidi energi dan/atau kompensasi terhadap kenaikan PNBP sumber daya alam yang dibagihasilkan.

(2) Ketentuan mengenai tata cara perhitungan persentase tertentu atas peningkatan belanja subsidi energi dan/atau kompensasi terhadap kenaikan PNBP sumber daya alam yang dibagihasilkan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 19

Dalam rangka efisiensi dan efektivitas anggaran kementerian/lembaga, Pemerintah dapat memberikan penghargaan dan/atau pengenaan sanksi berdasarkan:

a. indikator kinerja anggaran; dan

b. pengelolaan anggaran,

yang dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 20

(1) Perubahan anggaran Belanja Negara berupa:

a. perubahan anggaran belanja yang bersumber dari PNBP termasuk penggunaan saldo kas Badan Layanan Umum;

b. perubahan anggaran belanja yang bersumber dari perhitungan PNBP tahun anggaran sebelumnya yang belum digunakan pada Otorita Ibu Kota Nusantara dan/atau perhitungan sisa klaim asuransi BMN tahun anggaran sebelumnya;

c. perubahan . . .

SK No 189506 A

PRESIDEN
REPUBLIK INDONESIA

- 27 -

c. perubahan anggaran belanja yang bersumber dari pinjaman termasuk pinjaman baru;

d. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk penanggulangan bencana;

e. perubahan anggaran belanja yang bersumber dari hibah termasuk hibah yang diterushibahkan;

f. perubahan anggaran belanja dalam rangka penanggulangan bencana;

g. perubahan anggaran cadangan kompensasi dalam Program Pengelolaan Belanja Lainnya;

h. pergeseran dari Bagian Anggaran 999.08 (Bendahara Umum Negara Pengelolaan Belanja Lainnya) ke Bagian Anggaran kementerian/lembaga atau sebaliknya atau pergeseran antarsubbagian anggaran dalam Bagian Anggaran 999 (BA BUN);

i. pergeseran anggaran belanja yang dibiayai dari PNBP antarsatuan kerja dalam 1 (satu) program yang sama atau antarprogram dalam satu Bagian Anggaran;

j. perubahan anggaran belanja yang bersumber dari SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga;

k. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran yang bersumber dari rupiah murni untuk memenuhi kebutuhan belanja operasional;

l. pergeseran anggaran antarprogram dalam 1 (satu) Bagian Anggaran untuk memenuhi kebutuhan pengeluaran yang tidak diperkenankan (*ineligible expenditure*) atas kegiatan yang dibiayai dari pinjaman dan/atau hibah luar negeri;

m. pergeseran anggaran antarprogram dalam rangka penyelesaian restrukturisasi kementerian/lembaga;

n. pergeseran anggaran antarprogram dalam unit eselon I yang sama; dan

o. perubahan anggaran belanja dalam rangka pembayaran tunggakan tahun sebelumnya/kewajiban Pemerintah,

ditetapkan oleh Pemerintah.

(2) Pemerintah . . .

SK No 189505 A

PRESIDEN
REPUBLIK INDONESIA

- 28 -

(2) Pemerintah dapat melakukan pinjaman baru sebagaimana dimaksud pada ayat (1) huruf c untuk penanggulangan bencana.

(3) Perubahan lebih lanjut Pembiayaan Anggaran berupa perubahan pagu Pemberian Pinjaman akibat dari lanjutan, percepatan penarikan Pemberian Pinjaman, dan pengesahan atas Pemberian Pinjaman yang telah closing date, ditetapkan oleh Pemerintah.

(4) Perubahan anggaran Belanja Negara berupa perubahan pagu untuk pengesahan belanja dan penerimaan pembiayaan dan/atau pendapatan hibah yang bersumber dari pinjaman/hibah termasuk pinjaman/hibah yang diterushibahkan yang telah closing date, ditetapkan oleh Pemerintah.

(5) Perubahan anggaran Belanja Negara berupa penambahan pagu karena luncuran Rupiah Murni Pendamping dalam Daftar Isian Pelaksanaan Anggaran Tahun 2023 yang tidak terserap untuk pembayaran uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri, ditetapkan oleh Pemerintah.

(6) Pencairan Rupiah Murni Pendamping sebagaimana dimaksud pada ayat (5) dilaksanakan paling lambat tanggal 31 Maret 2024.

(7) Perubahan sebagaimana dimaksud pada ayat (1), ayat (2), ayat (3), ayat (4), dan ayat (5), dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024.

Pasal 21

(1) Pemerintah dapat memberikan hibah kepada pemerintah asing/lembaga asing dan menetapkan pemerintah asing/lembaga asing penerima untuk pencapaian kepentingan nasional Indonesia.

(2) Pencapaian kepentingan nasional Indonesia sebagaimana dimaksud pada ayat (1) dilaksanakan dengan mengoptimalkan pemanfaatan barang/jasa dan/atau penyedia barang/jasa dalam negeri Indonesia.

(3) Anggaran . . .

SK No 189504 A

PRESIDEN REPUBLIK INDONESIA -29- (3) Anggaran pemberian hibah sebagaimana dimaksud pada ayat (1) dapat bersumber dari penerimaan negara bukan pajak Lembaga Dana Kerja Sama Pembangunan Internasional. (4) Pemerintah dapat memberikan hibah kepada pemerintah daerah yang pelaksanaannya dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024. Pasal22 (1) Anggaran Pendidikan direncanakan sebesar Rp665.023.864.382.O0O,0O (enam ratus enam puluh lima triliun dua puluh tiga miliar delapan ratus enam puluh empat juta tiga ratus delapan puluh dua ribu rupiah). (2) Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) sebesar 2O,Oo/o (dua puluh koma nol persen) dari total anggaran Belanja Negara sebesar Rp3. 325. I 19.321 .. 897.000,00 (tiga kuadriliun tiga ratus dua puluh lima triliun seratus sembilan belas miliar tiga ratus dua puluh satu juta delapan ratus sembilan puluh tujuh ribu rupiah). (3) Anggaran Pendidikan sebagaimana dimaksud pada ayat (1) termasuk investasi pemerintah pada pos pembiayaan untuk dana abadi di bidang pendidikan. (4) Hasil kelolaan dari dana abadi sebagaimana dimaksud pada ayat (3) digunakan oleh kementerian/lembaga terkait sesuai peruntukannya. (5) Ketentuan lebih lanjut mengenai rincian Anggaran Pendidikan dan penggunaan hasil kelolaan dana abadi diatur dalam Peraturan Presiden. Pasal 23 (1) Jumlah anggaran Pendapatan Negara Tahun Anggaran 2024 sebagaimana dimaksud dalam Pasal 3, lebih kecil dari pada jumlah anggaran Belanja Negara sebagaimana dimaksud dalam Pasal 7 sehingga dalam Tahun Anggaran 2024 terdapat defisit anggaran sebesar Rp522.825.0O5.268.000,O0 (lima ratus dua puluh dua triliun delapan ratus dua puluh lima miliar lima juta dua ratus enarn puluh delapan ribu rupiah) yang akan dibiayai dari Pembiayaan Anggaran. (2) Pembiayaan... SK No 189503 A

PRESIDEN REPUBLIK INDONESIA -30- (2) Pembiayaan Anggaran sebagaimana dimaksud pada ayat (1) sebesar Rp522.825.005.268.00O,00 (lima ratus dua puluh dua triliun delapan ratus dua puluh lima miliar lima juta dua ratus enam puluh delapan ribu rupiah), terdiri atas: a. pembiayaan utang sebesar Rp648.085.453.72O.000,O0 (enam ratus empat puluh delapan triliun delapan puluh lima miliar empat ratus lima puluh tiga juta tujuh ratus dua puluh ribu rupiah); b. pembiayaan investasi sebesar negatif RpL76.216.O4O.OOO.OO0,0O (seratus tujuh puluh enam triliun dua ratus enam belas miliar empat puluh juta rupiah); c. pemberian pinjaman sebesar Rp250.652.452.OO0,0O (dua ratus lima puluh miliar enam ratus lima puluh dua juta empat ratus lima puluh dua ribu rupiah); d. kewajiban penjaminan sebesar negatif Rp823.986.000.O0O,0O (delapan ratus dua puluh tiga miliar sembilan ratus delapan puluh enam juta rupiah); dan e. pembiayaan lainnya sebesar Rp52.030.230.000.000,00 (lima puluh dua triliun tiga puluh miliar dua ratus tiga puluh juta rupiah). (3) Ketentuan mengenai alokasi Pembiayaan Anggaran sebagaimana dimaksud pada ayat (U tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini. (4) Ketentuan lebih lanjut mengenai rincian alokasi Pembiayaan Anggaran tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini diatur dalam Peraturan Presiden. Pasal24 (1) Dalam hal anggaran diperkirakan defisit melampaui target yang ditetapkan dalam APBN, Pemerintah dapat menggunakan dana SAL, penarikan Pinjaman T\rnai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan. SK No 189502A (2) Kewajiban...

PRESIDEN
REPUBLIK INDONESIA

- 31 -

(2) Kewajiban yang timbul dari penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dibebankan pada anggaran negara.

(3) Penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

(4) Ketentuan lebih lanjut mengenai perkiraan defisit melampaui target serta penggunaan dana SAL, penarikan Pinjaman Tunai, penerbitan SBN, dan/atau pemanfaatan saldo kas Badan Layanan Umum sebagai tambahan pembiayaan sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 25

(1) Pemerintah dapat menggunakan program kementerian/lembaga yang bersumber dari Rupiah Murni dan/atau PNBP dalam alokasi anggaran Belanja Pemerintah Pusat dan/atau BMN untuk digunakan sebagai dasar penerbitan SBSN.

(2) Rincian atas program kementerian/lembaga yang bersumber dari Rupiah Murni dan/atau PNBP yang digunakan sebagai dasar penerbitan SBSN sebagaimana dimaksud pada ayat (1) ditetapkan oleh Menteri Keuangan setelah pengesahan Undang-Undang mengenai APBN Tahun Anggaran 2024 dan penetapan Peraturan Presiden mengenai Rincian APBN Tahun Anggaran 2024.

(3) Ketetuan lebih lanjut mengenai penggunaan program kementerian/lembaga dan/atau BMN sebagai dasar penerbitan SBSN sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 26 . . .

SK No 189501 A

PRESIDEN
REPUBLIK INDONESIA

- 32 -

Pasal 26

(1) Pemerintah dapat menggunakan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga yang tidak terserap pada Tahun Anggaran 2023 untuk membiayai pelaksanaan lanjutan kegiatan/proyek tersebut pada Tahun Anggaran 2024.

(2) Penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024.

(3) Ketentuan lebih lanjut mengenai penggunaan sisa dana penerbitan SBSN untuk pembiayaan kegiatan/proyek kementerian/lembaga sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 27

(1) Dalam hal terjadi krisis pasar SBN domestik, Pemerintah dengan persetujuan Dewan Perwakilan Rakyat diberikan kewenangan menggunakan SAL untuk melakukan stabilisasi pasar SBN domestik setelah memperhitungkan kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya.

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan Rapat Kerja Badan Anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 1x24 (satu kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Jumlah penggunaan SAL dalam rangka stabilisasi pasar SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024.

(4) Ketentuan lebih lanjut mengenai penggunaan SAL dalam rangka stabilisasi pasar SBN domestik sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 28 . . .

SK No 189554 A

PRESIDEN
REPUBLIK INDONESIA

- 33 -

Pasal 28

(1) Dalam hal perkiraan realisasi penerimaan negara tidak sesuai dengan target, adanya perkiraan pengeluaran yang belum tersedia anggarannya, pengeluaran melebihi pagu yang ditetapkan dalam APBN Tahun Anggaran 2024, kinerja anggaran telah tercapai, dan/atau untuk menjaga keberlanjutan fiskal, Pemerintah dapat melakukan:

a. penggunaan dana SAL;

b. penarikan Pinjaman Tunai;

c. penambahan penerbitan SBN;

d. pemanfaatan saldo kas Badan Layanan Umum; dan/atau

e. penyesuaian Belanja Negara.

(2) Penambahan penerbitan SBN sebagaimana dimaksud pada ayat (1) huruf c dilaksanakan setelah mendapatkan persetujuan Dewan Perwakilan Rakyat.

(3) Pemerintah dapat melakukan pembelian kembali SBN untuk pengelolaan kas dengan tetap memerhatikan jumlah kebutuhan penerbitan SBN neto untuk memenuhi kebutuhan pembiayaan yang ditetapkan.

(4) Dalam hal terdapat instrumen pembiayaan dari utang yang lebih menguntungkan dan/atau ketidaktersediaan salah satu instrumen pembiayaan dari utang, Pemerintah dapat melakukan perubahan komposisi instrumen pembiayaan utang dalam rangka menjaga ketahanan ekonomi dan fiskal.

(5) Dalam hal diperlukan realokasi anggaran bunga utang sebagai dampak perubahan komposisi instrumen pembiayaan utang sebagaimana dimaksud pada ayat (3), Pemerintah dapat melakukan realokasi dari pembayaran bunga utang luar negeri ke pembayaran bunga utang dalam negeri atau sebaliknya.

(6) Untuk menurunkan biaya penerbitan SBN dan/atau memastikan ketersediaan pembiayaan melalui utang, Pemerintah dapat menerima jaminan penerbitan utang dari lembaga yang dapat menjalankan fungsi penjaminan, dan/atau menerima fasilitas dalam bentuk dukungan pembiayaan.

(7) Pelaksanaan . . .

SK No 189553 A

PRESIDEN
REPUBLIK INDONESIA

- 34 -

(7) Pelaksanaan ketentuan sebagaimana dimaksud pada ayat (1) sampai dengan ayat (6) dilaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

Pasal 29

(1) Pemerintah dapat menempuh langkah kebijakan yang berkaitan dengan Pendapatan Negara, Belanja Negara, dan/atau Pembiayaan Anggaran untuk menghadapi ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan.

(2) Langkah kebijakan Pemerintah sebagaimana dimaksud pada ayat (1) dilaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

Pasal 30

(1) Dalam rangka memenuhi pembiayaan APBN Tahun Anggaran 2024, Pemerintah dapat melakukan penerbitan SBN pada triwulan keempat Tahun 2023.

(2) Penerbitan SBN sebagaimana dimaksud pada ayat (1) dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024.

Pasal 31

(1) Dalam rangka pembayaran gaji dan DAU bulan Januari 2024 yang dananya harus disediakan pada akhir Tahun Anggaran 2023, Pemerintah dapat melakukan pinjaman SAL dan/atau menggunakan dana dari hasil penerbitan SBN sebagaimana dimaksud dalam Pasal 30 ayat (1) pada akhir Tahun 2023.

(2) Dalam rangka mendukung kebijakan Pemerintah dan menjaga keberlanjutan fiskal, Bendahara Umum Negara dapat mengoptimalkan dana SAL melalui penempatan dana SAL selain di Bank Indonesia.

(3) Optimalisasi . . .

SK No 189552 A

PRESIDEN
REPUBLIK INDONESIA

- 35 -

(3) Optimalisasi pengelolaan dana SAL sebagaimana dimaksud pada ayat (2) dapat dilakukan dalam bentuk pinjaman dana SAL yang diberikan kepada Badan Usaha Milik Negara/Badan Usaha Milik Daerah/pemerintah daerah atau badan hukum lainnya yang mendapatkan penugasan Pemerintah dalam rangka melaksanakan kebijakan nasional.

(4) Ketentuan lebih lanjut mengenai penggunaan pinjaman SAL sebagaimana dimaksud pada ayat (1), ayat (2), dan ayat (3) diatur dalam Peraturan Menteri Keuangan.

Pasal 32

(1) Investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional yang akan dilakukan dan/atau telah tercatat pada Laporan Keuangan Pemerintah Pusat sebagai investasi permanen, ditetapkan untuk dijadikan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional tersebut.

(2) Pemerintah dapat melakukan pembayaran investasi pada organisasi/lembaga keuangan internasional/ badan usaha internasional melebihi pagu yang ditetapkan dalam Tahun Anggaran 2024 yang diakibatkan oleh selisih kurs, yang selanjutnya dilaporkan dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024.

(3) Pelaksanaan investasi pada organisasi/lembaga keuangan internasional/badan usaha internasional sebagaimana dimaksud pada ayat (1) ditetapkan dengan Peraturan Menteri Keuangan.

Pasal 33

(1) Saldo kas pada Badan Layanan Umum dapat menjadi tambahan investasi pada Bagian Anggaran Bendahara Umum Negara Pengelolaan Investasi Pemerintah.

(2) Ketentuan mengenai penambahan investasi sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan.

Pasal 34 . . .

SK No 189551 A

PRESIDEN
REPUBLIK INDONESIA

- 36 -

Pasal 34

(1) Pemerintah mengalokasikan pembiayaan investasi kepada:

a. Badan Layanan Umum Lembaga Manajemen Aset Negara dengan tujuan pembentukan dana jangka panjang dan/atau dana cadangan dalam rangka pengadaan tanah untuk kepentingan proyek strategis nasional dan pengelolaan aset Pemerintah lainnya; dan

b. Badan Layanan Umum Badan Pengelola Dana Lingkungan Hidup dengan tujuan pembentukan dana jangka panjang dan/atau dana cadangan dalam rangka percepatan kegiatan rehabilitasi mangrove.

(2) Tanah untuk kepentingan proyek strategis nasional sebagaimana dimaksud pada ayat (1) huruf a dapat ditetapkan status penggunaannya pada kementerian/lembaga dengan menggunakan mekanisme pengesahan belanja modal.

(3) Kegiatan rehabilitasi mangrove sebagaimana dimaksud pada ayat (1) huruf b ditetapkan dan dicatat sebagai kegiatan kementerian/lembaga dengan menggunakan mekanisme pengesahan belanja atau mekanisme pembiayaan.

(4) Dalam hal anggaran pengesahan belanja yang dilaksanakan oleh kementerian/lembaga sebagaimana dimaksud pada ayat (2) dan ayat (3) belum tersedia, dapat dilakukan penyesuaian Belanja Negara.

(5) Pelaksanaan pengesahan belanja sebagaimana dimaksud pada ayat (2) dan ayat (3), serta penyesuaian Belanja Negara sebagaimana dimaksud pada ayat (4) dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat tahun berkenaan.

Pasal 35

(1) BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara, ditetapkan menjadi PMN pada Badan Usaha Milik Negara atau Perseroan Terbatas/Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara tersebut.

(2) Ketentuan . . .

SK No 189550 A

PRESIDEN REPUBLIK INDONESIA -37—(2) Ketentuan mengenai tata cara penetapan PMN untuk BMN yang dari awal pengadaannya direncanakan untuk disertakan menjadi tambahan modal Badan Usaha Milik Negara atau Perseroan Terbatas /Badan Hukum Lainnya yang didalamnya terdapat kepemilikan negara sebagaimana dimaksud pada ayat (1) dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan di bidang pengelolaan BMN. (3) Pemerintah melakukan penambahan PMN yang berasal dari dana tunai dan piutang Negara pada Badan Usaha Milik Negara/Lembaga/Badan Hukum Lainnya sebagaimana tercantum dalam Lampiran I yang merupakan bagian tidak terpisahkan dari Undang-Undang ini. (4) Dalam rangka memperbaiki struktur permodalan dan/atau meningkatkan kapasitas usaha Badan Usaha Milik Negara atau Perseroan Terbatas lBadan Hukum l,ainnya yang didalamnya terdapat kepemilikan negara, Pemerintah melakukan penambahan PMN kepada: a. PT ASDP Indonesia Ferry (Persero); b. Perum DAMRI; c. Perum Lembaga Penyelenggara Pelayanan Navigasi Penerbangan Indonesia; d. PT Pertamina (Persero); e. PT Bio Farma (Persero); f. PT Varuna Tirta Prakasya (Persero); g. PT Perkebunan Nusantara III (Persero); h. Perum Perumnas; i. PT Hutama Karya (Persero); j. PT Sejahtera Eka Graha; k. PT Danareksa (Persero); dan 1. Badan Bank Tanah, yang berasal dari BMN melalui mekanisme pemindahtanganan BMN sesuai dengan ketentuan peraturan perundang-undangan. (5) Untuk... SK No 189549A

PRESIDEN REPUBLIK INDONESIA -38- (5) Untuk menjaga kecukupan modal, kepada PT Asabri (Persero) dan Badan Usaha Milik Negara yang mengelola eks kewajiban PT Asuransi Jiwasraya (Persero) diberikan PMN yang bersumber dari SAL dengan nilai setara paling banyak sebesar sisa penerimaan hasil sitaan atau rampasan Kejaksaan Agung terkait tindak pidana korupsi PT Asabri (Persero) dan PT Asuransi Jiwasraya (Persero) yang telah mendapat putusan pengadilan yang berkekuatan hukum tetap dan telah disetorkan ke kas negara. (6) Penambahan PMN sebagaimana dimaksud pada ayat (1), ayat (3), dan ayat (4), serta pemberian PMN sebagaimana dimaksud pada ayat (5), ditetapkan dengan Peraturan Pemerintah. Pasal 36 (1) Pemerintah dalam mengurus kekayaan negara yang dipisahkan dan dikelola oleh Badan Usaha Milik Negara atau badan lainnya, akan meningkatkan dan mengoptimalkan manfaat ekonomi, sosial, memperkuat rantai produksi dalam negeri, meningkatkan daya saing, serta memperkuat penguasaan pasar dalam negeri. (21 Pemerintah dalam menangani kekayaan negara yang dipisahkan dan dikelola oleh Badan Usaha Milik Negara, atau badan lainnya, agar menjaga aset yang bersumber dari cabang-cabang produksi yang penting dan menguasai hajat hidup orang banyak serta aset bumi, air, dan kekayaan didalamnya, tetap dikuasai oleh negara sesuai dengan ketentuan peraturan perundang-undangan. (3) Untuk mengoptimalkan pendapatan dari kekayaan negara yang dipisahkan, penyelesaian piutang pada Badan Usaha Milik Negara dilakukan: a. sesuai dengan ketentuan peraturan perundangundangan di bidang perseroan terbatas, badan usaha milik negara, dan perbankan; b. memperhatikan prinsip tata kelola pemerintahan yang baik; dan c. Pemerintah melakukan pengawasan penyelesaian piutang pada Badan Usaha Milik Negara tersebut. SK No 189548A Pasal 37 .. .

PRESIDEN
REPUBLIK INDONESIA

- 39 -

Pasal 37

(1) Pemerintah dapat memberikan pinjaman kepada pemerintah asing dan menetapkan pemerintah asing penerima pinjaman untuk pencapaian kepentingan nasional Indonesia.

(2) Anggaran pemberian pinjaman sebagaimana dimaksud pada ayat (1) dapat bersumber dari penerimaan negara bukan pajak Lembaga Dana Kerja Sama Pembangunan Internasional.

Pasal 38

(1) Menteri Keuangan diberikan kewenangan untuk mengelola anggaran Kewajiban Penjaminan Pemerintah untuk:

a. penugasan Percepatan Pembangunan Infrastruktur Nasional;

b. dukungan penjaminan pada program Pemulihan Ekonomi Nasional;

c. penugasan penyediaan pembiayaan infrastruktur daerah kepada Badan Usaha Milik Negara; dan/atau

d. pemberian jaminan Pemerintah dalam rangka penyelenggaraan cadangan pangan Pemerintah.

(2) Penugasan Percepatan Pembangunan Infrastruktur Nasional sebagaimana dimaksud pada ayat (1) huruf a terdiri atas:

a. pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional;

b. pemberian jaminan Pemerintah untuk pelaksanaan pembangunan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha;

c. pemberian dan pelaksanaan jaminan Pemerintah atas pembiayaan infrastruktur melalui pinjaman langsung dari lembaga keuangan internasional kepada Badan Usaha Milik Negara; dan/atau

d. pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan, infrastruktur jalan tol, infrastruktur transportasi perkeretaapian, serta penyediaan air minum.

(3) Dukungan . . .

SK No 189547 A

PRESIDEN
REPUBLIK INDONESIA

- 40 -

(3) Dukungan penjaminan pada program Pemulihan Ekonomi Nasional sebagaimana dimaksud pada ayat (1) huruf b terdiri atas:

a. penjaminan Pemerintah yang dilakukan secara langsung oleh pemerintah dalam rangka pelaksanaan program Pemulihan Ekonomi Nasional; dan/atau

b. penjaminan Pemerintah melalui badan usaha penjaminan yang ditunjuk dalam rangka pelaksanaan program Pemulihan Ekonomi Nasional.

(4) Anggaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf a, huruf b, dan huruf d, diakumulasikan ke dalam rekening dana cadangan penjaminan Pemerintah dan Anggaran Kewajiban Penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) huruf c diakumulasikan ke dalam rekening dana jaminan penugasan pembiayaan infrastruktur daerah yang dibuka di Bank Indonesia.

(5) Dana yang telah diakumulasikan dalam rekening sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran kewajiban penjaminan Pemerintah sebagaimana dimaksud pada ayat (1) pada tahun anggaran berjalan dan/atau tahun anggaran berikutnya.

(6) Dana dalam rekening dana cadangan penjaminan Pemerintah sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran kewajiban penjaminan Pemerintah antarprogram pemberian penjaminan sebagaimana dimaksud pada ayat (1) huruf d, ayat (2), dan ayat (3).

(7) Dalam hal terjadi tagihan pembayaran kewajiban penjaminan dan/atau penggantian biaya yang timbul dari pelaksanaan kewajiban penjaminan untuk dukungan penjaminan program Pemulihan Ekonomi Nasional yang bersumber dari Dana Cadangan Penjaminan Pemerintah sebagaimana dimaksud pada ayat (6), Pemerintah melakukan pembayaran melalui Bagian Anggaran 999.99 (Bendahara Umum Negara Pengelolaan Belanja Transaksi Khusus).

(8) Pembayaran . . .

SK No 189546 A

PRESIDEN
REPUBLIK INDONESIA

- 41 -

(8) Pembayaran melalui Bagian Anggaran 999.99 (Bendahara Umum Negara Pengelolaan Belanja Transaksi Khusus) sebagaimana dimaksud pada ayat (7), merupakan pengeluaran belanja transaksi khusus yang belum dialokasikan dan/atau melebihi alokasi yang telah ditetapkan dalam APBN dan/atau APBN Perubahan pada tahun anggaran berjalan.

(9) Dana dalam rekening dana jaminan penugasan pembiayaan infrastruktur daerah sebagaimana dimaksud pada ayat (4) digunakan untuk pembayaran atas penugasan penjaminan sebagaimana dimaksud pada ayat (1) huruf c.

(10) Dana yang telah diakumulasikan ke dalam rekening sebagaimana dimaksud pada ayat (4), dapat ditempatkan ke dalam instrumen investasi Pemerintah.

(11) Penggunaan anggaran Kewajiban Penjaminan dan penggunaan dana cadangan penjaminan Pemerintah atau dana jaminan penugasan pembiayaan infrastruktur daerah sebagaimana dimaksud pada ayat (2), ayat (3), ayat (4), ayat (5), ayat (6), ayat (7), ayat (8), ayat (9), dan ayat (10) dilaksanakan berdasarkan ketentuan peraturan perundang-undangan.

Pasal 39

(1) Pembayaran bunga utang dan pengeluaran cicilan pokok utang dapat disesuaikan dengan kebutuhan realisasi pada tahun anggaran berjalan, yang selanjutnya dilaporkan Pemerintah dalam APBN Perubahan Tahun Anggaran 2024 dan/atau Laporan Keuangan Pemerintah Pusat Tahun 2024.

(2) Pemerintah dapat melakukan transaksi Lindung Nilai dalam rangka mengendalikan risiko fluktuasi beban pembayaran kewajiban utang, dan/atau melindungi posisi nilai utang, dari risiko yang timbul maupun yang diperkirakan akan timbul akibat adanya volatilitas faktor-faktor pasar keuangan.

(3) Pemenuhan kewajiban yang timbul dari transaksi Lindung Nilai sebagaimana dimaksud pada ayat (2) dibebankan pada anggaran pembayaran bunga utang dan/atau pengeluaran cicilan pokok utang.

(4) Kewajiban . . .

SK No 189545 A

PRESIDEN REPUELIK INDONESIA -42- (4) Kewajiban yang timbul sebagaimana dimaksud pada ayat (3) bukan merupakan kerugian keuangan negara. (5) Ketentuan lebih lanjut mengenai pelaksanaan transaksi Lindung Nilai sebagaimana dimaksud pada ayat (2) diatur dengan Peraturan Menteri Keuangan. Pasal 4O (1) Menteri Keuangan diberikan wewenang untuk menyelesaikan piutang instansi Pemerintah Rrsat/ Daerah yang diurus/dikelola oleh Panitia Urusan Piutang Negara/Direktorat Jenderal Kekayaan Negara, dengan jumlah sampai dengan Rp2.000.OOO.0OO,O0 (dua miliar rupiah), meliputi namun tidak terbatas pada restrukturisasi dan pemberian keringanan utang pokok sampai dengan tOOo/o (seratus persen). (21 Ketentuan lebih lanjut mengenai tata cara dan kriteria penyelesaian piutang instansi Pemerintah sebagaimana dimaksud pada ayat (1) diatur dengan Peraturan Menteri Keuangan. Pasal 4 1 Pemerintah menyusun laporan: a. pelaksanaan APBN Semester Pertama Tahun Anggaran 2024; dan b. pertanggungjawaban atas pelaksanaan APBN Tahun Anggaran 2024, sesuai dengan ketentuan peraturan perundang-undangan. Pasal 42 (1) Dalam keadaan darurat, Pemerintah dapat melakukan langkah antisipasi dengan persetujuan Dewan Perwakilan Rakyat. SK No 189544 A (2) Persetujuan...

PRESIDEN
REPUBLIK INDONESIA

- 43 -

(2) Persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) merupakan keputusan yang tertuang di dalam kesimpulan Rapat Kerja Badan Anggaran Dewan Perwakilan Rakyat dengan Pemerintah, yang diberikan dalam waktu tidak lebih dari 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Rakyat.

(3) Dalam hal persetujuan Dewan Perwakilan Rakyat sebagaimana dimaksud pada ayat (1) karena suatu dan lain hal belum dapat ditetapkan, Pemerintah dapat mengambil langkah antisipasi sebagaimana dimaksud pada ayat (1) sesuai dengan ketentuan peraturan perundang-undangan.

(4) Pemerintah melaporkan langkah kebijakan sebagaimana dimaksud pada ayat (1) dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

Pasal 43

(1) Pemerintah dapat melakukan penyesuaian APBN Tahun Anggaran 2024 dengan perkembangan dan/atau perubahan keadaan, untuk dibahas bersama Dewan Perwakilan Rakyat dengan Pemerintah dalam rangka penyusunan perkiraan perubahan atas APBN Tahun Anggaran 2024, jika terjadi:

a. perkembangan indikator ekonomi makro yang tidak sesuai dengan asumsi yang digunakan sebagai acuan dalam APBN Tahun Anggaran 2024;

b. perubahan pokok-pokok kebijakan fiskal;

c. keadaan yang menyebabkan harus dilakukan pergeseran anggaran antarunit organisasi dan/atau antarprogram; dan/atau

d. keadaan yang menyebabkan SAL tahun sebelumnya harus digunakan untuk pembiayaan anggaran tahun berjalan.

(2) Perkembangan . . .

SK No 189543 A

PRESIDEN
REPUBLIK INDONESIA

- 44 -

(2) Perkembangan indikator ekonomi makro sebagaimana dimaksud pada ayat (1) huruf a dan perubahan pokok-pokok kebijakan fiskal sebagaimana dimaksud pada ayat (1) huruf b berupa:

a. penurunan pertumbuhan ekonomi paling sedikit 10% (sepuluh persen) di bawah asumsi yang telah ditetapkan;

b. deviasi asumsi ekonomi makro lainnya paling sedikit 10% (sepuluh persen) dari asumsi yang telah ditetapkan; dan/atau

c. penurunan penerimaan perpajakan paling sedikit 10% (sepuluh persen) dari pagu yang telah ditetapkan.

(3) SAL sebagaimana dimaksud pada ayat (1) huruf d merupakan SAL yang ada di rekening Bank Indonesia yang penggunaannya ditetapkan oleh Menteri Keuangan sesuai dengan ketentuan peraturan perundang-undangan dan dilaporkan dalam laporan pertanggungjawaban pelaksanaan atas APBN.

(4) Dalam hal dilakukan penyesuaian APBN Tahun Anggaran 2024 sebagaimana dimaksud pada ayat (1), Pemerintah mengajukan Rancangan Undang-Undang mengenai Perubahan atas Undang-Undang APBN Tahun Anggaran 2024 untuk mendapatkan persetujuan Dewan Perwakilan Rakyat sebelum Tahun Anggaran 2024 berakhir.

Pasal 44

(1) Dalam hal Lembaga Penjamin Simpanan mengalami kesulitan likuiditas, Pemerintah dapat memberikan pinjaman kepada Lembaga Penjamin Simpanan.

(2) Sumber dana untuk pemberian pinjaman sebagaimana dimaksud pada ayat (1) sebagai berikut:

a. penggunaan SAL untuk menutup kekurangan pembiayaan APBN, dengan terlebih dahulu memperhitungkan ketersediaan SAL untuk kebutuhan anggaran sampai dengan akhir tahun anggaran berjalan dan awal tahun anggaran berikutnya; dan/atau

b. penambahan . . .

SK No 189542 A

PRESIDEN
REPUBLIK INDONESIA

- 45 -

b. penambahan utang.

(3) Dalam hal terjadi pemberian pinjaman kepada Lembaga Penjamin Simpanan sebagaimana dimaksud pada ayat (1), Pemerintah melaporkan dalam Laporan Keuangan Pemerintah Pusat Tahun 2024 termasuk sumber dana untuk pemberian pinjaman sebagaimana dimaksud pada ayat (2).

Pasal 45

(1) Pelaksanaan kegiatan persiapan, pembangunan, dan/atau pemindahan Ibu Kota Negara dilakukan oleh Otorita Ibu Kota Nusantara dan dapat dilakukan oleh kementerian/lembaga sesuai tugas dan fungsinya dengan anggaran yang bersumber dari APBN.

(2) Pengawasan terhadap pelaksanaan anggaran untuk kegiatan sebagaimana dimaksud pada ayat (1) dilakukan oleh Dewan Perwakilan Rakyat.

Pasal 46

Postur APBN Tahun Anggaran 2024 yang memuat rincian besaran Pendapatan Negara, Belanja Negara, surplus/defisit anggaran, dan Pembiayaan Anggaran tercantum dalam Lampiran II yang merupakan bagian tidak terpisahkan dari Undang-Undang ini.

Pasal 47

(1) Peraturan Presiden mengenai Rincian APBN Tahun Anggaran 2024 yang merupakan pelaksanaan dari Undang-Undang ini ditetapkan paling lambat tanggal 30 November 2023.

(2) Rincian APBN, sebagaimana dimaksud pada ayat (1), antara lain berisikan rincian program, kegiatan, klasifikasi rincian keluaran (*output*), keluaran (*output*), rincian jenis belanja, serta Kerangka Pengeluaran Jangka Menengah (KPJM) untuk Belanja Pemerintah Pusat, dan/atau pengaturan *earmarking* belanja dalam rangka menghadapi ancaman terhadap perekonomian dan/atau instabilitas sistem keuangan.

(3) Menteri . . .

SK No 189541 A

PRESIDEN
REPUBLIK INDONESIA

- 46 -

(3) Menteri Keuangan menetapkan standardisasi keluaran *(output)* dan hasil *(outcome)* dari belanja negara serta kriteria yang jelas terkait *output/outcome,* untuk mewujudkan kinerja anggaran yang lebih tepat guna dan tepat sasaran dan meningkatkan kesejahteraan rakyat, serta menciptakan kemudahan akses atas pelayanan kesehatan, pendidikan, perumahan, pekerjaan, dan/atau bantuan dari Pemerintah.

Pasal 48

(1) Dalam rangka penanggulangan bencana, Pemerintah melalui Kementerian Keuangan mengelola Dana Bersama Penanggulangan Bencana.

(2) Dana Bersama Penanggulangan Bencana sebagaimana dimaksud pada ayat (1) dikelola secara khusus.

(3) Dalam hal sumber Dana Bersama Penanggulangan Bencana sebagaimana dimaksud pada ayat (1) yang berasal dari pinjaman luar negeri, Pemerintah dapat mengadakan pinjaman siaga.

(4) Dalam rangka pengelolaan secara khusus Dana Bersama Penanggulangan Bencana sebagaimana dimaksud pada ayat (2), dalam hal terdapat sisa Dana Cadangan Bencana dapat diakumulasikan ke dalam Dana Bersama Penanggulangan Bencana pada tahun-tahun berikutnya.

Pasal 49

Pemerintah dalam melaksanakan APBN Tahun Anggaran 2024 mengupayakan pemenuhan sasaran pembangunan yang berkualitas, dalam bentuk:

a. penurunan kemiskinan menjadi 6,5% - 7,5% (enam koma lima sampai dengan tujuh koma lima persen);

b. tingkat kemiskinan ekstrem menjadi 0% - 1% (nol sampai dengan satu persen);

c. tingkat . . .

SK No 189540 A

PRESIDEN
REPUBLIK INDONESIA

- 47 -

c. tingkat pengangguran terbuka menjadi 5,0% - 5,7% (lima koma nol persen sampai dengan lima koma tujuh persen);

d. penurunan *Gini Ratio* menjadi 0,374 – 0,377 (nol koma tiga tujuh empat sampai dengan nol koma tiga tujuh tujuh);

e. peningkatan Indeks Pembangunan Manusia menjadi 73,99 – 74,02 (tujuh puluh tiga koma sembilan sembilan sampai dengan tujuh puluh empat koma nol dua);

f. potensi penurunan emisi gas rumah kaca sebesar 27,27% (dua puluh tujuh koma dua tujuh persen); dan

g. peningkatan Nilai Tukar Petani menjadi 105 - 108 (seratus lima sampai dengan seratus delapan) dan Nilai Tukar Nelayan menjadi 107 - 110 (seratus tujuh sampai dengan seratus sepuluh).

Pasal 50

Segala kebijakan yang telah dilakukan di bidang keuangan negara oleh pemerintah pusat dan/atau pemerintah daerah untuk penanganan pandemi *Corona Virus Disease* 2019 dan pemulihan ekonomi nasional beserta hak dan kewajiban yang ditimbulkan sebelum berlakunya ketentuan mengenai penetapan berakhirnya status pandemi *Corona Virus Disease* 2019 di Indonesia, dinyatakan masih tetap berlaku sampai dengan terpenuhinya hak dan kewajiban tersebut sesuai dengan ketentuan peraturan perundang-undangan.

Pasal 51

Ketentuan sebagaimana dimaksud dalam Pasal 30 dan Pasal 31 mulai berlaku pada tanggal Undang-Undang ini diundangkan.

Pasal 52

Undang-Undang ini mulai berlaku pada tanggal 1 Januari 2024.

Agar . . .

SK No 189539 A

PRESIDEN
REPUBLIK INDONESIA

- 48 -

Agar setiap orang mengetahuinya, memerintahkan pengundangan Undang-Undang ini dengan penempatannya dalam Lembaran Negara Republik Indonesia.

Disahkan di Jakarta
pada tanggal 16 Oktober 2023

PRESIDEN REPUBLIK INDONESIA,

ttd.

JOKO WIDODO

Diundangkan di Jakarta
pada tanggal 16 Oktober 2023

MENTERI SEKRETARIS NEGARA
REPUBLIK INDONESIA,

ttd.

PRATIKNO

LEMBARAN NEGARA REPUBLIK INDONESIA TAHUN 2023 NOMOR 140

Salinan sesuai dengan aslinya
KEMENTERIAN SEKRETARIAT NEGARA
REPUBLIK INDONESIA
Deputi Bidang Perundang-undangan dan
Administrasi Hukum,

Lydia Silvanna Djaman

SK No 189674 A

PRESIDEN
REPUBLIK INDONESIA

PENJELASAN

ATAS

UNDANG-UNDANG REPUBLIK INDONESIA

NOMOR 19 TAHUN 2023

TENTANG

ANGGARAN PENDAPATAN DAN BELANJA NEGARA

TAHUN ANGGARAN 2024

I. UMUM

Pemulihan perekonomian Indonesia semakin menguat dan berkualitas pada tahun 2023. Pemerintah secara resmi mencabut kebijakan Pemberlakuan Pembatasan Kegiatan Masyarakat pada tanggal 30 Desember 2022, yang diikuti pencabutan status pandemi di Indonesia pada tanggal 21 Juni 2023. Pencabutan tersebut berdampak positif terhadap performa perekonomian domestik pada semester I tahun 2023 karena aktivitas perekonomian kembali berjalan seperti keadaan prapandemi. World Health Organization juga secara resmi mencabut status pandemi COVID-19 pada tanggal 5 Mei 2023 sehingga pemulihan ekonomi pascapandemi di harapkan akan lebih terakselerasi.

Namun, berbagai risiko global masih tereskalasi. Tingkat inflasi di negara maju masih berada di atas target jangka menengah - panjang, sehingga tingkat suku bunga diperkirakan tetap berada di level tinggi untuk jangka waktu yang lama (*higher for longer*). Agresivitas pengetatan moneter terutama di negara maju berdampak pada volatilitas sektor keuangan, meningkatkan beban utang negara berkembang, serta menekan aktivitas ekonomi global. Kinerja pertumbuhan ekonomi beberapa negara pada triwulan II tahun 2023 cenderung menguat seperti Amerika Serikat dan Tiongkok, meskipun Eropa masih menunjukan kontraksi. Sementara itu, beberapa indikator terkini menunjukkan situasi yang belum membaik, seperti *Purchasing Managers' Index* (PMI) manufaktur dan perdagangan internasional yang tertahan di zona kontraksi.

Meskipun . . .

SK No 189672 A

PRESIDEN
REPUBLIK INDONESIA

- 2 -

Meskipun terdapat risiko transmisi dari tekanan ekonomi global kepada perekonomian domestik, fundamental ekonomi makro Indonesia masih sehat dan berdaya tahan di tengah gejolak global yang tengah terjadi. Laju inflasi Indonesia masih jauh lebih moderat dibandingkan dengan negara-negara lain seperti Eropa, India, Australia, Filipina, dan Singapura. Indonesia mencatatkan laju pertumbuhan ekonomi lebih dari 5% (lima persen) dalam 7 (tujuh) kuartal berturut-turut. Bahkan neraca perdagangan mencatatkan surplus selama 38 (tiga puluh delapan) bulan berturut-turut. Pencapaian ini berhasil menempatkan Indonesia kembali sebagai negara berpenghasilan menengah ke atas yang sebelumnya dicapai di tahun 2020. Selain itu, Indonesia juga berhasil melakukan konsolidasi fiskal dengan kembali kepada defisit kurang dari 3% (tiga persen) Produk Domestik Bruto yang dapat dilakukan di tahun 2022 atau lebih cepat 1 (satu) tahun dari target semula di tahun 2023.

Karena itu, arah dan strategi kebijakan APBN tahun 2024 didesain untuk mendorong reformasi struktural dalam rangka percepatan transformasi ekonomi. Dalam rangka mendukung transformasi tersebut, kebijakan APBN tahun 2024 didorong agar lebih sehat dan berkelanjutan melalui: (i) optimalisasi pendapatan dengan tetap menjaga iklim investasi dan keberlanjutan dunia usaha; (ii) penguatan kualitas belanja negara yang efisien, fokus terhadap program prioritas, dan berorientasi pada *output/outcome* (*spending better*); dan (iii) mendorong pembiayaan yang *prudent*, inovatif, dan berkelanjutan.

Dengan berpijak pada kebijakan reformasi struktural dan transformasi ekonomi, serta memperhitungkan berbagai risiko ekonomi global dan potensi pertumbuhan ekonomi nasional di tahun depan, maka asumsi indikator ekonomi makro di tahun 2024 ditargetkan sebagai berikut.

Pertumbuhan ekonomi tahun 2024 ditargetkan mencapai 5,2% (lima koma dua persen). Pertumbuhan ekonomi tahun depan akan ditopang oleh stabilitas perekonomian di tahun 2023 dan akselerasi transformasi ekonomi. Terjaganya konsumsi domestik serta kinerja perdagangan internasional Indonesia diperkirakan akan menguat yang akan mendorong terjaganya pertumbuhan ekonomi Indonesia di tahun 2024. Daya beli masyarakat diharapkan tetap terjaga seiring dengan semakin terkendalinya laju inflasi domestik, sedangkan kinerja ekspor diharapkan menguat seiring dengan peningkatan pertumbuhan ekonomi global serta kebijakan hilirisasi yang akan meningkatkan nilai tambah produk-produk eskpor Indonesia.

Sementara itu, investasi diperkirakan tetap terjaga seiring dengan dukungan Pemerintah dalam mendukung sektor-sektor terkait termasuk kebijakan hilirisasi mineral. Stabilitas kondisi politik dan sosial di tengah gelaran Pemilu dan Pilkada serentak tahun 2024 akan berperan krusial dalam mendorong aktivitas investasi.

Inflasi . . .

SK No 189622 A

PRESIDEN REPUBLIK INDONESIA -3- Inflasi akan tetap terjaga pada tingkat 2,8o/o (dua koma delapan persen), didukung oleh daya beli masyarakat yang kuat dan kebijakan pengelolaan energi dan pangan yang semakin efisien. Rupiah diperkirakan akan mencapai Rp1S.O0O,OO (lima belas ribu rr-piah) per dollar Amerika Serikat, dan suku bunga Surat Berharga Negara 10 tahun ditargetkan sebesar 6,70/o (enam koma tujuh persen), didukung oleh perbaikan kondisi ekonomi global dan domestik yang mendorong kepercayaan asing dan arus modal masuk ke Indonesia. Harga minyak mentah Indonesia diperkirakan akan mencapai 82 (delapan puluh dua) dollar Amerika Serikat per barel. Ltfrtng minyak dan gas bumi diperkirakan masing-masing mencapai 635.000 (enam ratus tiga puluh lima ribu) barel dan 1.033.000 (satu juta tiga puluh tiga ribu) barel setara minyak per hari. Pemerintah akan terus melakukan berbagai upaya untuk mempertahankan produksi hulu migas nasional. Rencana Kerja Pemerintah Tahun 2024 diposisikan untuk: (1) mencapai target-target pembangunan Rencana Pembangunan Jangka Menengah Nasional Tahun 2O2O-2O24, (2) menyukseskan rangkaian pemilihan umum tahun 2024, dan (3) menciptakan pembangunan yang lebih baik pada tahun akhir pelaksanaan Rencana Pembangunan Jangka Menengah Nasional Tahun 2O2O-2O24 sebagai fondasi yang kokoh dalam melanjutkan estafet pembangunan pada periode 2025-2029. Tema Rencana Kerja Pemerintah diarahkan untuk menjaga kesinambungan dan konsistensi pembangunan tahunan, serta sebagai upaya untuk membaurkan dinamika perubahan lingkungan yang terjadi secara tahunan ke dalam scenario pembangunan dalam Rencana Kerja Pemerintah, dengan tetap memperhatikan koridor Rencana Pembangunan Jangka Menengah Nasional. Pemerintah berkomitmen untuk mengembalikan trajectory pertumbuhan ekonomi dan indikator makro lainnya pada kondisi prapandemi COVID-19. Sebagai upaya mewujudkan hal tersebut, Rencana Kerja Pemerintah Tahun 2024 tetap mendorong transformasi ekonomi sebagai game ctwnger menuju Indonesia Maju. Transformasi ekonomi berorientasi pada peningkatan produktivitas, terutama dalam peningkatan nilai tambah di dalam dan antarsektor ekonomi, dan pergeseran tenaga kerja dari sektor informal yang bernilai tambah relative rendah menuju sektor formal yang bernilai tambah tinggi sehingga mendorong peningkatan pertumbuhan potensial jangka panjang. Peningkatan produktivitas juga diarahkan untuk menciptakan pembangunan inklusif dan berkelanjutan melalui pertumbuhan dan perkembangan ekonomi; pemerataan pendapatan dan pengurangan kemiskinan; dan perluasan akses dan kesempatan kerja. Penyusunan tema Rencana Kerja Pemerintah Tahun 2024 dengan mempertimbangkan Rencana Pembangunan Jangka Menengah Nasional Tahun 2O2O-2O24, SK No 189621 A arahan

PRESIDEN
REPUBLIK INDONESIA

- 4 -

arahan Presiden, hasil evaluasi pembangunan tahun 2022, evaluasi kebijakan tahun 2023, forum konsultasi publik, kerangka ekonomi makro, agenda Pemilu Tahun 2024, dan dinamika ketidakpastian global serta isu strategis lainnya yang menjadi perhatian. Memperhatikan beberapa koridor tersebut maka tema pembangunan Rencana Kerja Pemerintah Tahun 2024 ditetapkan, yaitu "Mempercepat Transformasi Ekonomi yang Inklusif dan Berkelanjutan".

Berdasarkan tema dan sasaran pembangunan Rencana Kerja Pemerintah Tahun 2024, ditetapkan delapan arah kebijakan pembangunan nasional tahun 2024, serta strategi yang melekat pada masing-masing arah kebijakan sebagai berikut:

1. Pengurangan kemiskinan dan penghapusan kemiskinan ekstrem, dilaksanakan melalui strategi: (a) memanfaatkan dan memutakhirkan data Registrasi Sosial Ekonomi untuk peningkatan akurasi program perlindungan sosial, (b) konvergensi pelaksanaan program-program perlindungan sosial, (c) intervensi kolaboratif untuk penanggulangan kemiskinan, (d) peningkatan kesejahteraan petani dan nelayan, dan (e) peningkatan kualitas konsumsi pangan;
2. Peningkatan kualitas pelayanan pendidikan dan kesehatan, dilaksanakan melalui strategi: (a) memperkuat penyelenggaraan tata kelola kependudukan, (b) reformasi sistem perlindungan sosial, (c) meningkatkan pelayanan kesehatan menuju cakupan kesehatan semesta, (d) meningkatkan pemerataan layanan pendidikan berkualitas, (e) meningkatkan kualitas anak, perempuan, dan pemuda, dan (f) meningkatkan produktivitas dan daya saing;
3. Revitalisasi industri dan penguatan riset terapan, dilaksanakan melalui strategi: (a) meningkatkan daya saing dan kompleksitas industri yang didukung percepatan hilirisasi dan penguatan rantai pasok, serta (b) menyediakan iklim yang kondusif dalam penyusunan riset nasional;
4. Penguatan daya saing usaha, dilaksanakan melalui strategi: (a) meningkatkan kualitas teknologi informasi, (b) meningkatkan nilai tambah dan daya saing ekonomi, (c) mewujudkan investasi yang berkualitas melalui penciptaan iklim investasi yang ramah dan kondusif, (d) meningkatkan daya saing Usaha Mikro Kecil dan Menengah dan Koperasi, serta (e) meningkatkan modernisasi dan penerapan korporasi untuk daya saing pertanian dan kelautan perikanan;

5. Pembangunan . . .

SK No 189620 A

PRESIDEN
REPUBLIK INDONESIA

- 5 -

5. Pembangunan rendah karbon dan transisi energi, dilaksanakan melalui strategi: (a) melaksanakan pembangunan rendah karbon di lima sektor prioritas (energi berkelanjutan, pengelolaan lahan berkelanjutan, industri hijau, pengelolaan limbah dan ekonomi sirkular, serta karbon biru dan pesisir); (b) konservasi lahan produktif; (c) menguatkan transisi energi melalui pemerataan akses energi berkeadilan; serta (d) meningkatkan layanan tenaga listrik yang merata, berkualitas, berkelanjutan dan berkeadilan, serta perluasan pemanfaatan;
6. Percepatan pembangunan infrastruktur dasar dan konektivitas, dilaksanakan melalui strategi: (a) meningkatkan akses rumah tangga terhadap perumahan dan permukiman layak huni dan aman, dalam konteks pencegahan maupun pengentasan permukiman kumuh, (b) meningkatkan ketahanan air di tingkat wilayah sungai melalui penerapan pendekatan Simpan Air, Jaga Air, dan Hemat Air, (c) meningkatkan sinergi dan kolaborasi pengelolaan sumber daya air dengan berbagai agenda pembangunan ekonomi dan meningkatkan ketahanan kebencanaan di setiap wilayah, (d) meningkatkan SDM, sarana dan prasarana layanan keselamatan dan keamanan transportasi, dan (e) meningkatkan konektivitas untuk mendukung kegiatan ekonomi dan aksesibilitas menuju pusat pelayanan dasar dan daerah tertinggal, terluar, terdepan, dan perbatasan (3 TP);
7. Percepatan pembangunan Ibu Kota Nusantara, dilaksanakan melalui strategi: (a) membangun gedung pemerintahan dan hunian, dan (b) membangun infrastruktur utama; dan
8. Pelaksanaan Pemilu tahun 2024, dilaksanakan melalui strategi: (a) mendorong terwujudnya tahapan pemilu/pemilihan sesuai jadwal, (b) meningkatkan kualitas penyelenggaraan kepemiluan, (c) mengamankan penyelenggaraan Pemilu tahun 2024, dan (d) mendukung penyelenggaraan Pemilu di luar negeri.

Prioritas Nasional (PN) dalam Rencana Kerja Pemerintah Tahun 2024 adalah: (1) Memperkuat Ketahanan Ekonomi untuk Pertumbuhan yang Berkualitas dan Berkeadilan; (2) Mengembangkan Wilayah untuk Mengurangi Kesenjangan dan Menjamin Pemerataan; (3) Meningkatkan Sumber Daya Manusia Berkualitas dan Berdaya Saing; (4) Revolusi Mental dan Pembangunan Kebudayaan; (5) Memperkuat Infrastruktur untuk Mendukung Pengembangan Ekonomi dan Pelayanan Dasar; (6) Membangun Lingkungan Hidup, Meningkatkan Ketahanan Bencana dan Perubahan Iklim; serta (7) Memperkuat Stabilitas Polhukhankam dan Transformasi Pelayanan Publik. Prioritas Nasional ini dapat di jelaskan lebih lanjut sebagai berikut:

Prioritas . . .

SK No 189619 A

PRESIDEN REPUBLIK INDONESIA -6- Prioritas Nasional l, Memperkuat Ketahanan Ekonomi untuk Pertumbuhan yang Berkualitas dan Berkeadilan diarahkan untuk mendorong peningkatan produktivitas untuk transformasi ekonomi yang inklusif dan berkelanjutan. Pelaksanaannya difokuskan pada pemenuhan kebutuhan energi dengan mengutamakan peningkatan energi baru terbarukan; peningkatan kuantitas/ketahanan air untuk mendukung pertumbuhan ekonomi; peningkatan ketersediaan, akses, dan kualitas konsumsi pangan; peningkatan pengelolaan kemaritiman, perikanan dan kelautan; penguatan kewirausahaan, Usaha Mikro Kecil dan Menengah, dan koperasi; peningkatan nilai tambah, lapangan kerja, dan investasi di sektor riil, dan industrialisasi; peningkatan ekspor bernilai tambah tinggi dan penguatan tingkat komponen dalam negeri; serta penguatan pilar pertumbuhan dan daya saing ekonomi. Prioritas Nasional 2, Mengembangkan Wilayah untuk Mengurangi Kesenjangan dan Menjamin Pemerataan diarahkan untuk percepatan transformasi sosial dan ekonomi; penguatan rantai produksi dan rantai nilai di tingkat wilayah untuk meningkatkan .keunggulan kompetitif perekonomian wilayah; memperkuat integrasi perekonomian domestik dan meningkatkan kualitas pelayanan dasar untuk mengurangi ketimpangan pembangunan antarwilayah; serta meningkatkan sinergi pemanfaatan ruang wilayah melalui strategi pembangunan. Prioritas Nasional 3, Meningkatkan Sumber Daya Manusia Berkualitas dan Berdaya Saing merupakan kunci peningkatan produktivitas untuk mendukung transformasi ekonomi yang inklusif dan berkelanjutan. Prioritas Nasional 3 pada tahun 2024 akan diarahkan pada memperkuat penyelenggaraan tata kelola kependudukan; reformasi sistem perlindungan sosial, terutama untuk percepatan penghapusan kemiskinan ekstrem; meningkatkan pelayanan kesehatan menuju cakupan kesehatan semesta; meningkatkan pemerataan layanan pendidikan berkualitas; meningkatkan kualitas anak, perempuan dan pemuda; mengentaskan kemiskinan, difokuskan pada penguatan akses penduduk miskin dan rentan terhadap aset produktif, pemberdayaaf,L usaha, dan akses pembiayaan untuk mendukung akselerasi peningkatan ekonomi bagi penduduk miskin dan rentan; serta meningkatkan produktivitas dan daya saing. Prioritas Nasional 4, Revolusi Mental dan Pembangunan Kebudayaan memiliki kedudukan penting dalam pembangunan nasional untuk mewujudkan negara-bangsa yang maju, modern, unggul, dan berdaya saing. Pelaksanaan Prioritas Nasional 4 akan difokuskan untuk: memperkuat pelaksanaan Gerakan Nasional Revolusi Mental dan pembinaan Ideologi Pancasila; memperkuat pemajuan kebudayaan untuk mengembangkan nilai luhur budaya bangsa dan meningkatkan kesejahteraan rakyat; mengembangkan moderasi beragama untuk memperkuat kerukunan dan harmoni sosial; serta mengembangkan budaya. . SK No 189618 A

PRESIDEN
REPUBLIK INDONESIA

- 7 -

budaya literasi, kreativitas, dan inovasi dalam upaya meningkatkan kualitas hidup dan kesejahteraan.

Prioritas Nasional 5, Memperkuat Infrastruktur untuk Mendukung Pengembangan Ekonomi dan Pelayanan Dasar difokuskan pada pemenuhan infrastruktur pelayanan dasar; peningkatan konektivitas untuk mendukung percepatan transformasi ekonomi; mendukung pembangunan inklusif dan berkelanjutan terutama di wilayah tertinggal, terpencil, terluar dan perbatasan, serta penyediaan layanan dan pembangunan infrastruktur konektivitas yang merata; peningkatan layanan infrastruktur perkotaan; pembangunan energi dan ketenagalistrikan dalam mendukung transisi energi untuk menuju sistem energi rendah karbon; dan pembangunan dan pemanfaatan infrastruktur teknologi informasi dan komunikasi, serta pendorong (*enabler*) teknologi informasi dan komunikasi dalam pertumbuhan ekonomi sebagai bagian dari transformasi digital.

Prioritas Nasional 6, Membangun Lingkungan Hidup, Meningkatkan Ketahanan Bencana, dan Perubahan Iklim difokuskan pada upaya menjaga kelestarian sumber daya alam dan lingkungan hidup untuk menopang produktivitas dan kualitas kehidupan masyarakat dalam rangka menuju transformasi ekonomi hijau yang inklusif dan berkelanjutan; serta pembangunan yang berorientasi pada pencegahan, pengurangan risiko, dan tangguh bencana. Pembangunan lingkungan hidup, ketahanan bencana, dan perubahan iklim diarahkan pada kebijakan pengurangan dan penanggulangan beban pencemaran untuk meningkatkan daya dukung dan daya tampung lingkungan hidup, terutama penanganan limbah bahan berbahaya dan beracun medis pascapandemi COVID-19; penguatan budaya dan kelembagaan yang bersifat antisipatif, responsif dan adaptif untuk membangun resiliensi berkelanjutan dalam menghadapi bencana; serta peningkatan capaian penurunan emisi dan intensitas emisi gas rumah kaca dengan fokus penurunan emisi gas rumah kaca di sektor lahan, industri, dan energi.

Prioritas Nasional 7, Memperkuat Stabilitas Polhukhankam dan Transformasi Pelayanan Publik. Pembangunan bidang politik, hukum, pertahanan, dan keamanan diarahkan antara lain pada: pelaksanaan pemilihan umum dan pemilihan serentak tahun 2024 diarahkan pada penyelenggaraan pemilihan yang langsung, umum, bebas, rahasia, jujur, dan adil sesuai dengan jadwal; pembangunan kebebasan dan kesetaraan serta kapasitas lembaga demokrasi yang substantial; peningkatan kualitas komunikasi publik; mendukung pelaksanaan pembangunan bidang hukum untuk mewujudkan supremasi hukum dan peningkatan akses terhadap keadilan; mewujudkan pelayanan publik yang berkualitas, dilakukan perbaikan tata kelola dan birokrasi; serta pembangunan bidang pertahanan dan keamanan.

Agar . . .

SK No 189617 A

PRESIDEN REPUBLIK INDONESIA -8- Agar prioritas sasaran pembangunan nasional dan prioritas nasional lainnya tersebut dapat tercapai, Pemerintah perlu melakukan reformasi baik dari sisi pendapatan dan belanja, serta melakukan berbagai inovasi untuk pembiayaan defisit APBN Tahun Anggaran 2024. Oleh sebab itu, konsolidasi dan reformasi fiskal harus terus dilakukan secara menyeluruh, bertahap, dan terukur. Dimulai dari penguatan sisi penerimaan negara, perbaikan sisi belanja dan pengelolaan pembiayaan yang prudent dan hatihati, untuk mewujudkan pengelolaan fiskal yang lebih sehat, berdaya tahan, dan mampu menjaga stabilitas perekonomian ke depan. Reformasi fiskal di sisi penerimaan dijalankan melalui optimalisasi pendapatan yang ditempuh melalui penggalian potensi, perluasan basis perpajakan, peningkatan kepatuhan wajib pajak, dan optimalisasi pengelolaan aset serta inovasi layanan. Dengan demikian, rasio perpajakan dapat meningkat untuk penguatan ruang fiskal, dengan tetap menjaga iklim investasi dan keberlanjutan dunia usaha serta melindungi daya beli masyarakat. Di sisi belanja, reformasi dijalankan melalui penguatan belanja agar lebih berkualitas dengan penguatan spending better. Upaya yang ditempuh melalui pengendalian belanja agar lebih efisien, lebih produktif, dan menghasilkan muttiplier effed yang kuat terhadap perekonomian serta efektif untuk mendukung program-program pembangunan prioritas dan peningkatan kesejahteraan masyarakat. Inovasi di sisi pembiayaan difokuskan untuk mendorong pembiayaan yang kreatif dalam pembangunan infrastruktur dengan melibatkan partisipasi swasta melalui Kerja Sama Pemerintah dengan Badan Usaha, penguatan peran Lembaga Pengelola Investasi, serta pendalam€rn pasar obligasi negara yang mengedepankan prinsip kehati-hatian. Pembahasan Rancangan Undang-Undang tentang APBN Tahun Anggaran 2024 dilakukan Dewan Perwakilan Ralryat bersama Pemerintah dengan memperhatikan pertimbangan Dewan Perwakilan Daerah sebagaimana tercantum dalam Surat Keputusan Dewan Perwakilan Daerah Nomor LI69/DPD Rllll2O23-2O24, tanggal 7 September 2023. Pembahasan Undang-Undang ini dilaksanakan oleh Pemerintah dan Dewan Perwakilan Rakyat dengan memperhatikan hrtusan Mahkamah Konstitusi Nomor 35/ PUU-XI / 20 13 tanggal 22 Mei 2Ot4 . II. PASAL DEMI PASAL Pasal 1 Cukup jelas. SK No 189616 A Pasal2...

PRESIDEN
REPUBLIK INDONESIA

- 9 -

Pasal 2

Cukup jelas.

Pasal 3

Cukup jelas.

Pasal 4

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Huruf a

Cukup jelas.

Huruf b

Pihak ketiga yang pajak penghasilannya ditanggung Pemerintah adalah pihak ketiga yang memberikan jasa kepada Pemerintah atau pihak lain yang mendapat penugasan sesuai dengan ketentuan peraturan perundang-undangan dalam rangka penerbitan dan/atau pembelian kembali SBN di pasar internasional, yang antara lain agen penjual, agen pembeli/penukar, bursa efek di luar negeri, wali amanat, agen penata usaha, agen pembayar, lembaga *rating*, dan konsultan hukum internasional, tidak termasuk konsultan hukum lokal.

Huruf c

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Ayat (8) . . .

SK No 189615 A

PRESIDEN
REPUBLIK INDONESIA

- 10 -

Ayat (8)

Cukup jelas.

Ayat (9)

Cukup jelas.

Ayat (10)

Cukup jelas.

Ayat (11)

Cukup jelas.

Pasal 5

Ayat (1)

Cukup jelas.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Khusus pendapatan sumber daya alam nonminyak bumi dan gas bumi yang bersumber dari sektor kehutanan, tidak hanya ditujukan sebagai target penerimaan negara melainkan lebih ditujukan untuk pengamanan kelestarian hutan.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Pasal 6

Cukup jelas.

Pasal 7 . . .

SK No 189614 A

PRESIDEN
REPUBLIK INDONESIA

- 11 -

Pasal 7

Cukup jelas.

Pasal 8

Ayat (1)

Cukup jelas.

Ayat (2)

Huruf a

Yang dimaksud dengan "Belanja Pemerintah Pusat Menurut Fungsi" antara lain terdiri atas:

1. fungsi pelayanan umum yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam penyelenggaraan kegiatan legislatif, yudikatif, dan eksekutif, termasuk pelayanan umum, pelayanan administratif, pelayanan barang, pelayanan jasa, pelayanan regulasi, dan pelayanan lainnya, dengan kualitas layanan yang baik;
2. fungsi pertahanan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menegakkan kedaulatan negara, mempertahankan keutuhan wilayah Negara Kesatuan Republik Indonesia serta ikut menjaga ketertiban dunia;
3. fungsi ketertiban dan keamanan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam mewujudkan keamanan, ketertiban, tegaknya hukum, ketenteraman, meningkatnya kemampuan dan potensi masyarakat dalam menangkal, mencegah, dan menanggulangi segala bentuk pelanggaran hukum dan bentuk-bentuk gangguan lainnya yang dapat meresahkan masyarakat serta penanggulangan bencana;
4. fungsi ekonomi yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam mendorong pertumbuhan ekonomi dan menjaga daya beli masyarakat di bidang perdagangan termasuk pengembangan usaha koperasi dan Usaha Mikro, Kecil, dan Menengah (UMKM), ketenagakerjaan, pertanian, kehutanan, kelautan dan perikanan, bahan bakar dan energi, pertambangan, industri dan konstruksi, transportasi, serta telekomunikasi dan informatika;

5. fungsi . . .

SK No 189613 A

PRESIDEN
REPUBLIK INDONESIA

- 12 -

5. fungsi perlindungan lingkungan hidup yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam rangka peningkatan kualitas lingkungan hidup, menjaga pelestarian sumber daya alam dan ekosistem, tata ruang dan pertanahan, serta perlindungan lingkungan hidup lainnya;
6. fungsi perumahan dan fasilitas umum yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menyediakan akses perumahan dan kawasan permukiman layak, aman, dan terjangkau, fasilitasi peningkatan kualitas rumah, penyediaan sarana, prasarana, utilitas perumahan dan kawasan permukiman, serta perumahan dan fasilitas umum lainnya;
7. fungsi kesehatan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menjaga dan meningkatkan derajat kesehatan masyarakat;
8. fungsi pariwisata yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam menyediakan fasilitas, penyelenggaraan kegiatan, dan promosi, termasuk standardisasi, penyebaran informasi, dan penyusunan data statistik pariwisata;
9. fungsi agama yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam meningkatkan kualitas kehidupan dan kerukunan hidup beragama, termasuk namun tidak terbatas pada urusan penyelenggaraan ibadah haji, serta pemahaman dan pengamalan ajaran agama;
10. fungsi pendidikan yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam meningkatkan kualitas Sumber Daya Manusia di berbagai aspek yang berakhlak mulia, dalam rangka mencerdaskan kehidupan bangsa; dan
11. fungsi perlindungan sosial yang merupakan Belanja Pemerintah Pusat yang berdaya guna dalam memberikan pelayanan sosial, jaminan sosial, pemberdayaan sosial, penyuluhan sosial, dan bantuan sosial, serta perlindungan sosial lainnya, untuk melindungi masyarakat dari kemungkinan terjadinya risiko sosial.

Huruf b

Cukup jelas.

Huruf c . . .

SK No 189612 A

PRESIDEN REPUBLIK INDONESIA -13- Huruf c Cukup jelas. Ayat (3) Cukup jelas. Ayat (a) Cukup jelas. Ayat (5) Cukup jelas. Pasal 9 Cukup jelas. Pasal 1O Ayat (1) Ayat (2) Huruf a Huruf b DBH tahun anggaran berjalan yang dialokasikan per daerah telah memperhitungkan penyesuaian DBH sebesar Rp44.179.051.240.000,00 (empat puluh empat triliun seratus tujuh puluh sembilan miliar lima puluh satu juta dua ratus empat puluh ribu rupiah) yang dihitung secara proporsional terhadap pagu alokasi per jenis DBH Pajak dan DBH sumber daya alam, sehingga nilai yang dialokasikan sebesar Rp143.099.927.456.000,00 (seratus empat puluh tiga triliun sembilan puluh sembilan miliar sembilan ratus dua puluh tujuh juta empat ratus lima puluh enam ribu rupiah). DBH ini terdiri atas DBH Pajak Penghasilan Pasal 2L, Pasal 25, dan Pasal 29 Wajib Pajak Orang Pribadi Dalam Negeri, termasuk DBH dari Pajak Penghasilan Pasal 25 dan Pasal 29 Wajib Pajak Orang Pribadi Dalam Negeri yang pemungutannya bersifat final berdasarkan Peraturan Pemerintah mengenai Penyesuaian Pengaturan di Bidang Pajak Penghasilan dan tidak termasuk Pajak Penghasilan ditanggung Pemerintah. Huruf c. . . SK No 18961 I A Cukup jelas.

PRESIDEN
REPUBLIK INDONESIA

- 14 -

Huruf c

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Dalam hal realisasi penerimaan negara sampai dengan akhir Tahun Anggaran 2023 belum tersedia, dapat digunakan perkiraan realisasi penerimaan negara.

Yang dimaksud dengan "ketentuan peraturan perundang-undangan" adalah ketentuan peraturan perundang-undangan yang mengatur mengenai tata cara pengalokasian DBH.

Ayat (6)

Alokasi kinerja diberikan kepada daerah yang mencapai tingkat kinerja tertentu.

Ayat (7)

Cukup jelas.

Ayat (8)

Kebijakan ini merupakan konsekuensi dari perubahan kebijakan berupa pengalihan kewenangan di bidang kehutanan dari kabupaten/kota menjadi kewenangan provinsi sebagaimana diatur dalam Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 9 Tahun 2015 tentang Perubahan Kedua atas Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah. Pengalokasian DBH Kehutanan Dana Reboisasi kepada provinsi penghasil dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan serta dapat mempertimbangkan kinerja atas pengelolaan hutan.

Ayat (9)

Huruf a

Cukup jelas.

Huruf b . . .

SK No 189591 A

PRESIDEN
REPUBLIK INDONESIA

- 15 -

Huruf b

Dengan ketentuan ini daerah tidak lagi diwajibkan untuk mengalokasikan DBH Minyak Bumi dan Gas Bumi sebesar 0,5% (nol koma lima persen) untuk tambahan anggaran pendidikan dasar.

Kebijakan penggunaan DBH Minyak Bumi dan Gas Bumi untuk Provinsi Papua Barat, Provinsi Papua Barat Daya, dan Provinsi Aceh dilaksanakan sesuai dengan ketentuan Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 2 Tahun 2021 tentang Perubahan Kedua atas Undang-Undang Nomor 21 Tahun 2001 tentang Otonomi Khusus Bagi Provinsi Papua, dan Undang-Undang Nomor 11 Tahun 2006 tentang Pemerintahan Aceh.

Huruf c

Kebijakan ini merupakan konsekuensi dari perubahan kebijakan berupa pengalihan kewenangan di bidang kehutanan dari kabupaten/kota menjadi kewenangan provinsi sebagaimana diatur dalam Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah sebagaimana telah beberapa kali diubah terakhir dengan Undang-Undang Nomor 9 Tahun 2015 tentang Perubahan Kedua atas Undang-Undang Nomor 23 Tahun 2014 tentang Pemerintahan Daerah.

Ayat (10)

Cukup jelas.

Ayat (11)

Cukup jelas.

Ayat (12)

Cukup jelas.

Ayat (13)

Cukup jelas.

Pasal 11

Ayat (1)

Cukup jelas.

Ayat (2) . . .

SK No 189590 A

PRESIDEN REPUBLIK INDONESIA -16- Ayat (2) Cukup jelas. Ayat (3) Proporsi pagu DAU daerah provinsi dan daerah kabupaten/kota dibagi menjadi beberapa kelompok berdasarkan karakteristik tertentu. Ayat (4) Celah fiskal dihitung sebagai selisih antara kebutuhan fiskal Daerah dan potensi pendapatan Daerah. Ayat (5) Penyesuaian dilakukan agar tidak terdapat daerah yang mengalami penurunan alokasi DAU dibandingkan alokasi DAU tahun sebelumnya. Ayat (6) Bagian DAU yang ditentukan penggunaannya untuk urusan layanan umum pada daerah provinsi/kabupaten/kota dipergunakan untuk mendukung penggajian Pegawai Pemerintah dengan Perjanjian Kerja Daerah sebesar Rp15.676.7L9.569.O00,00 (lima belas triliun enam ratus tujuh puluh enam miliar tujuh ratus sembilan belas juta lima ratus enam puluh sembilan ribu rupiah), dan pada daerah kabupaten/kota dipergunakan untuk mendukung pembangunan sarana dan prasarana, pemberdayaan masyarakat di kelurahan, serta kegiatan prioritas lainnya sebesar Rpl.696.000.000.000,00 (satu triliun enam ratus sembilan puluh enam miliar rupiah). Ayat (7) Jumlah alokasi DAU provinsi di wilayah Papua yang dialihkan kepada kabupaten/kota di wilayah masing-masing sebesar 9O%o (sembilan puluh persen) dari alokasi DAU bidang Pendidikan. Pembagian alokasi DAU dari pengalihan alokasi DAU bidang Pendidikan provinsi di wilayah Papua untuk setiap kabupaten/kota dihitung secara proporsional berdasarkan jumlah siswa Sekolah Menengah Atas dan Sekolah Menengah Kejurrran pada masing-masing kabupaten/kota. Pasal 12 Ayat (1) Cukup jelas. SK No 189589 A Ayat 12l.. . .

PRESIDEN REPUBLIK INDONESIA -17- Ayat (2) Cukup jelas. Ayat (3) Yang dimaksud dengan “kebijakan afirmatif” adalah kebijakan yang diarahkan untuk mempercepat dan memperkuat pembangunan dan perekonomian daerah. Ayat (4) Cukup jelas. Ayat (s) Huruf a Peningkatan kualitas pelayanan kesehatan dan pendidikan, terdiri atas 4 (empat) bidang: 1. Pendidikan (termasuk Subbidang Perpustakaan Daerah); 2. Kesehatan (termasuk Subbidang Keluarga Berencana); 3. Air Minum; dan 4. Sanitasi. Huruf b Percepatan pembangunan infrastruktur dasar dan konektivitas pembangunan rendah karbon dan transisi energi, terdiri atas 1 (satu) tematik dan 1 (satu) bidang: 1. peningkatan konektivitas dan elektrifikasi untuk pembangunan inklusif di daerah afirmasi; dan 2. bidang jalan. Huruf c Pengurangan Kemiskinan dan Penghapusan Kemiskinan Ekstrem, terdiri atas 2 (dua) tematik: 1. pengentasan permukiman kumuh terpadu; dan 2. penguatan kawasan sentra produksi pangan (pertanian, perikanan, dan hewani). Huruf d Penguatan daya saing usaha, terdiri atas 2 (dua) tematik: 1. penguatan destinasi pariwisata prioritas; dan 2. pengembangan food estate. SK No 189588A Ayat(6) ...

PRESIDEN
REPUBLIK INDONESIA

- 18 -

Ayat (6)

Cukup jelas.

Ayat (7)

Dana Bantuan Operasional Satuan Pendidikan terdiri atas dana bantuan operasional sekolah, dana bantuan operasional penyelenggaraan pendidikan anak usia dini, dan dana bantuan operasional penyelenggaraan pendidikan kesetaraan.

Dana Tunjangan Guru Aparatur Sipil Negara Daerah terdiri atas Dana Tunjangan Profesi Guru Aparatur Sipil Negara Daerah, Dana Tambahan Penghasilan Guru Aparatur Sipil Negara Daerah, dan Dana Tunjangan Khusus Guru Aparatur Sipil Negara Daerah di daerah khusus.

Dana bantuan operasional kesehatan terdiri atas dana bantuan operasional kesehatan dinas dan dana bantuan operasional kesehatan puskesmas.

Ayat (8)

Cukup jelas.

Pasal 13

Ayat (1)

Huruf a

Pembagian Dana Otonomi Khusus untuk provinsi-provinsi di wilayah Papua dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Huruf b

Cukup jelas.

Huruf c

Pembagian Dana Tambahan Infrastruktur untuk provinsi-provinsi di wilayah Papua dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (2)

Yang dimaksud dengan "data" adalah data yang disediakan oleh instansi yang berwenang antara lain berupa data Indeks Pembangunan Manusia, Indeks Kemahalan Konstruksi, Indeks Kesulitan Geografis, dan Indeks Desa Membangun pada level provinsi dan kabupaten/kota, terutama data untuk provinsi daerah otonom baru.

Ayat (3) . . .

SK No 189694 A

PRESIDEN
REPUBLIK INDONESIA

- 19 -

Ayat (3)

Yang dimaksud dengan "daerah otonom baru" adalah daerah otonom hasil pemekaran Provinsi Papua dan Provinsi Papua Barat pada tahun 2022, yang meliputi Provinsi Papua Selatan, Provinsi Papua Tengah, Provinsi Papua Pegunungan, dan Provinsi Papua Barat Daya.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Pasal 14

Ayat (1)

Huruf a

Dana Desa dialokasikan kepada 75.265 (tujuh puluh lima ribu dua ratus enam puluh lima) desa di 434 (empat ratus tiga puluh empat) kabupaten/kota.

Huruf b

Kebijakan Pemerintah antara lain berupa *burden sharing* pendanaan.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Yang dimaksud dengan "desa dengan kinerja terbaik" adalah desa yang memiliki hasil penilaian kinerja terbaik di masing-masing kabupaten/kota. Penilaian kinerja berdasarkan kriteria utama dan kriteria kinerja antara lain:

1. pengelolaan keuangan desa;
2. pengelolaan Dana Desa;

3. capaian . . .

SK No 189586 A

PRESIDEN
REPUBLIK INDONESIA

- 20 -

3. capaian keluaran (output) Dana Desa; dan
4. capaian hasil (*outcome*) pembangunan desa.

Huruf d

Data jumlah desa, jumlah penduduk desa, angka kemiskinan desa, luas wilayah desa, dan tingkat kesulitan geografis desa bersumber dari kementerian terkait dan/atau lembaga yang menyelenggarakan urusan pemerintahan di bidang statistik.

Dalam hal data tidak tersedia, terdapat anomali data, atau data tidak memadai, penghitungan Dana Desa dilakukan berdasarkan:

a. data yang digunakan dalam penghitungan Dana Desa tahun sebelumnya;
b. menggunakan rata-rata data desa dalam satu kecamatan dimana desa tersebut berada;
c. menggunakan data hasil pembahasan dengan kementerian/lembaga penyedia data; dan/atau
d. melakukan penyesuaian data dengan menggunakan data yang digunakan pada penghitungan Dana Desa tahun sebelumnya dan/atau data yang dirilis pada laman kementerian/lembaga penyedia data terkait.

Ayat (3)

Yang dimaksud dengan "kriteria tertentu" antara lain penetapan peraturan desa mengenai anggaran pendapatan dan belanja desa tahun anggaran berjalan tepat waktu.

Ayat (4)

Cukup jelas.

Ayat (5)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d . . .

SK No 189585 A

PRESIDEN
REPUBLIK INDONESIA

- 21 -

Huruf d

Yang dimaksud dengan "program sektor prioritas lainnya di desa" antara lain bantuan permodalan kepada badan usaha milik desa, pembangunan infrastruktur desa termasuk pembangunan/pemeliharaan jalan desa dengan mengutamakan penggunaan tenaga kerja dan bahan baku lokal, peningkatan kesehatan masyarakat, pengembangan pariwisata skala desa, dan program pengembangan desa lainnya sesuai dengan potensi dan karakteristik desa.

Ayat (6)

Cukup jelas.

Ayat (7)

Materi muatan Peraturan Menteri Keuangan antara lain penganggaran, pengalokasian, penyaluran, penggunaan, penatausahaan, pertanggungjawaban dan pelaporan, pemantauan dan evaluasi, dan sanksi administrasi, serta penetapan rincian Dana Desa setiap desa.

Pasal 15

Cukup jelas.

Pasal 16

Ayat (1)

Huruf a

Cukup jelas.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d

Yang dimaksud dengan "anggaran yang diwajibkan dalam peraturan perundang-undangan" antara lain kewajiban anggaran pendidikan, alokasi Dana Desa, dan iuran jaminan kesehatan.

Ayat (2)

Cukup jelas.

Pasal 17 . . .

SK No 189584 A

PRESIDEN
REPUBLIK INDONESIA

- 22 -

Pasal 17

Ayat (1)

Cukup jelas.

Ayat (2)

Program Pengelolaan Subsidi dilaksanakan secara efektif, efisien, dan tepat sasaran guna memberikan manfaat yang optimal bagi pengentasan kemiskinan dan ketimpangan pendapatan masyarakat.

Ayat (3)

Yang dimaksud dengan "asumsi dasar ekonomi makro" adalah harga minyak mentah dan nilai tukar rupiah.

Yang dimaksud dengan "parameter" adalah semua variabel yang memengaruhi perhitungan subsidi, antara lain: besaran subsidi harga, volume konsumsi bahan bakar minyak bersubsidi, volume konsumsi LPG tabung 3 kg, Harga Indeks Pasar LPG tabung 3 kg, volume penjualan listrik bersubsidi, dan volume pupuk bersubsidi.

Dalam rangka melaksanakan program pengelolaan subsidi yang lebih tepat sasaran mulai tahun 2024, Pemerintah dapat mengarahkan pelaksanaan subsidi LPG dan listrik dengan berbasis data terpadu kesejahteraan sosial secara bertahap.

Ayat (4)

Cukup jelas.

Pasal 18

Ayat (1)

Kenaikan PNBP sumber daya alam yang dibagihasilkan dan diperhitungkan dengan persentase tertentu atas peningkatan belanja subsidi energi dan/atau kompensasi, tidak dibagihasilkan ke daerah dan tidak diperhitungkan sebagai kurang bayar DBH.

Ayat (2)

Cukup jelas.

Pasal 19

Cukup jelas.

Pasal 20 . . .

SK No 189583 A

PRESIDEN REPUBLIK INDONESIA -23- Pasal 20 Ayat (1) Huruf a Perubahan anggaran belanja yang bersumber dari PNBP yang merupakan penggunaan PNBP melebihi target yang telah ditetapkan, dilakukan analisis kebutuhan riil kementerian/lembaga oleh Kementerian Keuangan dengan memperhatikan fleksibilitas instansi pemerintah yang menerapkan Pola Pengelolaan Keuangan Badan Layanan Umum. Dalam hal realisasi PNBP yang melampaui target penerimaan dalam APBN, dapat digunakan untuk belanja dengan ketentuan sebagai berikut: 1. digunakan untuk belanja kementerian/lembaga tertentu paling tinggi sebesar 7,5o/o (tujuh koma lima persen) dari tambahan realisasi penerimaan PNBP dalam APBN; atau 2. digunakan untuk belanja kementerian/lembaga tertentu lebih dari 7,5o/o (tujuh koma lima persen) dari tambahan realisasi penerimaan PNBP dalam APBN, setelah berkonsultasi dengan Dewan Perwakilan Ralqyat dalam hal ini Badan Anggaran Dewan Perwakilan Rakyat. Ketentuan tersebut di atas dikecualikan untuk PNBP yang diperoleh dari: a. layanan yang membutuhkan biaya untuk pelaksanaan layanan berkenaan, sehingga dapat diberikan sesuai kebutuhan, antara lain: untuk penyelenggaraan pendidikan, kesehatan, penelitian, pengujian laboratorium, pengujian dalam rangka sertifikasi, advis teknis, penilaian, pelatihan, dan diklat kepemimpinan; b. penggunaan dan pemanfaatan BMN; c. pengelolaan dana; d. satker dengan pengelolaan keuangan Badan Layanan Umum; dan e. putusan pro justitia yang telah berkekuatan hukum tetap. Realisasi penggunaan PNBP dilaporkan kepada Badan Anggaran secara triwulanan. Huruf b. . . SK No 189582 A

PRESIDEN
REPUBLIK INDONESIA

- 24 -

Huruf b

Cukup jelas.

Huruf c

Pinjaman baru termasuk pinjaman yang diteruspinjamkan dan/atau diterushibahkan.

Pinjaman baru untuk kegiatan baru dilaksanakan setelah mendapat persetujuan Dewan Perwakilan Rakyat.

Persetujuan Dewan Perwakilan Rakyat diberikan dalam jangka waktu 3x24 (tiga kali dua puluh empat) jam setelah pemberitahuan disampaikan Pemerintah.

Apabila karena satu dan lain hal persetujuan belum dapat diberikan dalam jangka waktu dimaksud, Pemerintah melaksanakan pinjaman serta melaporkannya dalam Laporan Keuangan Pemerintah Pusat.

Huruf d

Cukup jelas.

Huruf e

Cukup jelas.

Huruf f

Perubahan anggaran dimaksud dapat bersumber dari:

1. rupiah murni;
2. pinjaman;
3. hibah;
4. sisa klaim asuransi BMN; dan/atau
5. penerimaan lain yang sah.

Huruf g

Perubahan anggaran cadangan kompensasi dalam program belanja dilakukan berdasarkan perubahan asumsi dasar ekonomi makro, perubahan parameter, perubahan kebijakan, dan/atau pembayaran kewajiban kompensasi tahun-tahun sebelumnya.

Huruf h . . .

SK No 189581 A

PRESIDEN
REPUBLIK INDONESIA

- 25 -

Huruf h

Pemanfaatan belanja lain-lain diprioritaskan untuk pendanaan program prioritas Pemerintah yang berkaitan dengan perlindungan sosial, penanggulangan bencana, penguatan program penuntasan kemiskinan ekstrem, pengamanan pemilu, keperluan mendesak untuk ketertiban dan keamanan nasional, serta pemenuhan kewajiban Pemerintah (subsidi dan kompensasi).

Huruf i

Cukup jelas.

Huruf j

Cukup jelas.

Huruf k

Cukup jelas.

Huruf l

Yang dimaksud dengan "*ineligible expenditure*" adalah pengeluaran-pengeluaran yang tidak diperkenankan dibiayai dari dana pinjaman/hibah luar negeri karena tidak sesuai dengan kesepakatan dalam Perjanjian Pinjaman dan/atau Hibah Luar Negeri.

Huruf m

Restrukturisasi kementerian/lembaga termasuk restrukturisasi bidang karantina.

Huruf n

Cukup jelas.

Huruf o

Cukup jelas.

Ayat (2)

Pinjaman baru merupakan pinjaman yang dilakukan Pemerintah setelah Undang-Undang tentang APBN Tahun Anggaran 2024 diundangkan.

Pinjaman baru setelah penetapan Undang-Undang tentang APBN Tahun Anggaran 2024 dapat berupa pinjaman luar negeri kegiatan dan pinjaman dalam negeri termasuk pinjaman yang diteruspinjamkan dan/atau diterushibahkan.

Ayat (3) . . .

SK No 189580 A

PRESIDEN
REPUBLIK INDONESIA

- 26 -

Ayat (3)

Yang dimaksud dengan "perubahan pagu Pemberian Pinjaman" adalah peningkatan pagu Pemberian Pinjaman akibat adanya lanjutan Pemberian Pinjaman yang bersifat tahun jamak, percepatan penarikan Pemberian Pinjaman yang sudah disetujui dalam rangka mengoptimalkan pemanfaatan Pemberian Pinjaman dan/atau penambahan pagu Pemberian Pinjaman untuk penerbitan Surat Perintah Pembukuan/Pengesahan atas transaksi dokumen bukti penarikan pinjaman dan/atau hibah yang dikeluarkan oleh pemberi pinjaman dan/atau hibah (*Notice of Disbursement*-NOD). Perubahan pagu Pemberian Pinjaman tersebut tidak termasuk Pemberian Pinjaman baru yang belum dialokasikan dalam APBN Tahun Anggaran 2024.

Yang dimaksud dengan "*closing date*" adalah tanggal batas akhir penarikan dana pinjaman/hibah luar negeri melalui penerbitan Surat Perintah Pencairan Dana oleh Kantor Pelayanan Perbendaharaan Negara.

Ayat (4)

Perubahan pagu ini dipergunakan untuk penerbitan Surat Perintah Pembukuan/Pengesahan atas transaksi dokumen bukti penarikan Pinjaman dan/atau Hibah yang dikeluarkan oleh pemberi Pinjaman dan/atau Hibah (*Notice of Disbursement*-NOD).

Ayat (5)

Yang dimaksud dengan "uang muka kontrak kegiatan yang dibiayai pinjaman luar negeri" adalah Alokasi Rupiah Murni yang wajib disediakan pemerintah dalam Daftar Isian Pelaksanaan Anggaran Kementerian/Lembaga Pengguna Pinjaman Luar Negeri, untuk membayar sejumlah tertentu kepada penyedia barang dan/atau jasa sebagai salah satu persyaratan pengefektifan kontrak. Tanpa pembayaran uang muka, pinjaman luar negeri yang perjanjian pinjamannya telah ditandatangani tidak dapat dicairkan.

Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Pasal 21 . . .

SK No 189579 A

PRESIDEN REPUBLIK INDONESIA -27—Pasal 21 Ayat (1) Pemberian hibah kepada pemerintah asing/lembaga asing dilakukan dalam bentuk uang tunai dan/atau uang untuk membiayai kegiatan. Ayat (2) Cukup jelas. Ayat (3) Cukup jelas. Ayat (4) Pemerintah dapat memberikan hibah kepada pemerintah daerah antara lain dalam rangka penanggulangan bencana. Anggaran pemberian hibah dapat bersumber dari realokasi anggaran kegiatan kementerian/lembaga yang sudah menjadi kewenangan pemerintah daerah. Pasal22 Ayat (1) Cukup jelas. Ayat (2) Cukup jelas. Ayat (3) Pos pembiayaan untuk dana abadi di bidang pendidikan antara lain untuk: a. dana abadi pendidikan yang di dalamnya termasuk dana abadi pesantren; b. dana abadi penelitian; c. dana abadi kebudayaan; dan d. dana abadi perguruan tinggi. Dana abadi pendidikan, dana abadi penelitian, dan dana abadi perguruan tinggi dikelola oleh Lembaga Pengelola Dana Pendidikan sebagai endowment fund. SK No 189578 A Dana

PRESIDEN
REPUBLIK INDONESIA

- 28 -

Dana abadi pendidikan yang di dalamnya termasuk dana abadi pesantren merupakan dana yang diakumulasikan dalam bentuk dana abadi yang berasal dari alokasi anggaran pendidikan tahun-tahun sebelumnya sebagai dana abadi pendidikan.

Hasil pengelolaan dana abadi pendidikan dimaksud digunakan untuk menjamin keberlangsungan program pendidikan bagi generasi berikutnya termasuk pendidikan pesantren dan pendidikan keagamaan sebagai bentuk pertanggungjawaban antargenerasi.

Bentuk, skema, dan cakupan bidang pendidikan yang di dalamnya termasuk dana abadi pesantren dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Dana abadi penelitian merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan dalam rangka penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi.

Bentuk, skema, dan cakupan bidang penelitian, pengembangan, pengkajian, dan penerapan untuk menghasilkan invensi dan inovasi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Dana abadi kebudayaan merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung kegiatan terkait pemajuan kebudayaan.

Bentuk, skema, dan cakupan bidang kebudayaan dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Dana abadi perguruan tinggi merupakan dana yang diakumulasikan dalam bentuk dana abadi yang hasil kelolaannya digunakan untuk mendukung pengembangan perguruan tinggi kelas dunia di perguruan tinggi terpilih.

Bentuk, skema, dan cakupan bidang pengembangan perguruan tinggi dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Pasal 23 . . .

SK No 189577 A

PRESIDEN
REPUBLIK INDONESIA

- 29 -

Pasal 23

Ayat (1)

Cukup jelas.

Ayat (2)

Huruf a

Cukup jelas.

Huruf b

Dalam pelaksanaan PMN, Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan dan menuntaskan pendalaman dalam waktu paling lama 45 (empat puluh lima) hari kerja sejak diajukan permohonan penjadwalan rapat kerja pendalaman oleh Pemerintah.

Ketentuan pendalaman sebagaimana dimaksud ayat ini tidak berlaku terhadap PT Hutama Karya (Persero), PT Wijaya Karya (Persero), dan PT Bahana Pembinaan Usaha Indonesia (Persero) yang telah dilakukan pendalaman sebelum berlakunya Undang-Undang ini, dan pencairannya dilakukan paling lambat pada kuartal I Tahun Anggaran 2024.

Dalam hal pendalaman sebagaimana dimaksud di atas, karena satu dan lain hal belum dapat dituntaskan, Pemerintah dapat mengambil langkah-langkah PMN sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan langkah-langkah tersebut dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

Huruf c

Cukup jelas.

Huruf d

Cukup jelas.

Huruf e

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 24 . . .

SK No 189576 A

PRESIDEN
REPUBLIK INDONESIA

- 30 -

Pasal 24

Ayat (1)

Yang dimaksud dengan "defisit" adalah defisit sebagaimana ditetapkan dalam Undang-Undang Nomor 17 Tahun 2003 tentang Keuangan Negara.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 25

Cukup jelas.

Pasal 26

Cukup jelas.

Pasal 27

Ayat (1)

Yang dimaksud dengan "krisis pasar SBN domestik" adalah kondisi krisis pasar SBN berdasarkan indikator Protokol Manajemen Krisis (*Crisis Management Protocol*-CMP) pasar SBN yang ditetapkan oleh Menteri Keuangan.

Penggunaan dana SAL untuk melakukan stabilisasi pasar SBN dapat dilakukan apabila kondisi pasar SBN telah ditetapkan oleh Menteri Keuangan pada level krisis.

Krisis di pasar SBN tersebut dapat memicu krisis di pasar keuangan secara keseluruhan, mengingat sebagian besar lembaga keuangan memiliki SBN. Situasi tersebut juga dapat memicu krisis fiskal, apabila Pemerintah harus melakukan upaya penyelamatan lembaga keuangan nasional.

Stabilisasi pasar SBN domestik dilakukan melalui pembelian SBN di pasar sekunder oleh Menteri Keuangan.

Ayat (2) . . .

SK No 189575 A

PRESIDEN
REPUBLIK INDONESIA

- 31 -

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Pasal 28

Ayat (1)

Huruf a

Penggunaan tambahan dana SAL termasuk untuk memenuhi kebutuhan mendesak dan/atau prioritas yang timbul pada tahun anggaran berjalan antara lain untuk menurunkan pembiayaan utang, cadangan belanja Ibu Kota Nusantara/sentra pertumbuhan ekonomi baru, cadangan belanja pemilihan umum, cadangan kompensasi, cadangan kurang bayar DBH, dan/atau cadangan kurang bayar subsidi.

Huruf b

Cukup jelas.

Huruf c

Cukup jelas.

Huruf d

Khusus untuk pemanfaatan saldo kas Badan Layanan Umum dilakukan dengan mempertimbangkan operasional dan manajemen kas Badan Layanan Umum.

Huruf e

Yang dimaksud dengan "penyesuaian Belanja Negara" termasuk melakukan pengutamaan penggunaan anggaran yang disesuaikan secara otomatis (*automatic adjustment*), realokasi anggaran, pemotongan anggaran Belanja Negara, penyesuaian pagu, dan/atau pergeseran anggaran antarprogram.

Ayat (2) . . .

SK No 189574 A

PRESIDEN
REPUBLIK INDONESIA

- 32 -

Ayat (2)

Yang dimaksud dengan "Persetujuan Dewan Perwakilan Rakyat" adalah kesepakatan Pemerintah dengan Badan Anggaran Dewan Perwakilan Rakyat.

Persetujuan Dewan Perwakilan Rakyat diberikan dalam jangka waktu 3x24 (tiga kali dua puluh empat) jam setelah pemberitahuan disampaikan Pemerintah.

Dalam hal jangka waktu persetujuan tersebut di atas terlampaui dan Dewan Perwakilan Rakyat belum memberikan persetujuan, Pemerintah dapat melaksanakan penerbitan SBN dimaksud.

Ayat (3)

Cukup jelas.

Ayat (4)

Perubahan komposisi instrumen pembiayaan utang meliputi perubahan SBN neto, penarikan Pinjaman Dalam Negeri, dan/atau penarikan Pinjaman Luar Negeri. Penarikan Pinjaman Luar Negeri meliputi penarikan Pinjaman Tunai dan Pinjaman Kegiatan.

Dalam hal Pinjaman Luar Negeri dan/atau Pinjaman Dalam Negeri tidak tersedia dapat digantikan dengan penerbitan SBN atau sebaliknya dalam rangka menjaga ketahanan ekonomi dan fiskal.

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Ayat (7)

Cukup jelas.

Pasal 29

Ayat (1)

Ancaman yang membahayakan perekonomian nasional dan/atau stabilitas sistem keuangan termasuk kondisi geopolitik yang berdampak terhadap perekonomian global dan domestik.

Termasuk . . .

SK No 189573 A

PRESIDEN REPUELIK INDONESIA -33- Termasuk langkah kebijakan yang dapat ditempuh untuk menghadapi ancaman perekonomian dan/atau stabilitas sistem keuangan tersebut antara lain melakukan penyesuaian besaran Pendapatan Negara, Belanja Negara dan/atau Pembiayaan Anggaran. Ayat (2) Cukup jelas. Pasal 30 Ayat (1) Ayat (21 Cukup jelas. Pasal 3 1 Cukup jelas. Pasal 32 Cukup jelas. Pasal 33 Ayat (1) Ayat (2) Cukup jelas. Pasal 34 Ayat (1) Cukup jelas. Pemenuhan pembiayaan APBN Tahun Anggaran 2024 dapat juga berasal dari hasil penerbitan SBN dalam triwulan keempat Tahun 2023, dalam hal perkiraan realisasi penerimaan negara dan/atau perkiraan realisasi pengeluaran negara tidak sesuai dengan target Tahun 2023. Saldo kas pada Badan Layanan Umum dialokasikan sebagai penerimaan pembiayaan lainnya untuk dapat menjadi anggaran dan/atau tambahan anggaran pengeluaran pembiayaan investasi pada Bagian Anggaran Bendahara Umum Negara Pengelolaan Investasi Pemerintah. SK No 189572 A Ayat (2) ...

PRESIDEN
REPUBLIK INDONESIA

- 34 -

Ayat (2)

Mekanisme pengesahan belanja modal merupakan pertanggungjawaban penggunaan dana cadangan/dana jangka panjang pada Badan Layanan Umum Lembaga Manajemen Aset Negara.

Ayat (3)

Mekanisme pengesahan belanja merupakan pertanggungjawaban penggunaan dana cadangan/dana jangka panjang pada Badan Layanan Umum Badan Pengelola Dana Lingkungan Hidup.

Ayat (4)

Cukup jelas.

Ayat (5)

Cukup jelas.

Pasal 35

Ayat (1)

Cukup jelas.

Ayat (2)

Cukup jelas.

Ayat (3)

Cukup jelas.

Ayat (4)

Cukup jelas.

Ayat (5)

Yang dimaksud dengan "hasil sitaan atau rampasan" adalah hasil yang diperoleh pada tahun 2021, 2022, dan 2023.

Ayat (6)

Terhadap penambahan PMN sebagaimana dimaksud pada ayat (1) dan ayat (4), serta pemberian PMN sebagaimana dimaksud pada ayat (5), Komisi yang membidangi urusan keuangan negara pada Dewan Perwakilan Rakyat melakukan pendalaman dalam waktu paling lama 45 (empat puluh lima) hari kerja sejak diajukan permohonan penjadwalan rapat kerja pendalaman oleh Pemerintah.

Dalam . . .

SK No 189571 A

PRESIDEN
REPUBLIK INDONESIA

- 35 -

Dalam hal pendalaman sebagaimana dimaksud di atas, karena satu dan lain hal belum dapat dituntaskan, Pemerintah dapat mengambil langkah-langkah PMN sesuai dengan ketentuan peraturan perundang-undangan, serta melaporkan langkah-langkah tersebut dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

Pasal 36

Cukup jelas.

Pasal 37

Ayat (1)

Pencapaian kepentingan nasional Indonesia dilaksanakan dalam rangka pelaksanaan diplomasi ekonomi Indonesia.

Ayat (2)

Cukup jelas.

Pasal 38

Ayat (1)

Penjaminan Pemerintah untuk masing-masing program dilaksanakan sesuai dengan ketentuan peraturan perundang-undangan.

Ayat (2)

Huruf a

Pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional dibatasi hanya pada proyek strategis nasional yang telah memperoleh surat jaminan oleh Pemerintah sebagaimana diatur dengan Peraturan Menteri Keuangan mengenai tata cara pemberian jaminan Pemerintah Pusat untuk percepatan pelaksanaan proyek strategis nasional.

Huruf b

Pelaksanaan penjaminan infrastruktur dalam proyek kerja sama Pemerintah dengan badan usaha yang dibatasi pada proyek kerja sama Pemerintah dengan badan usaha dengan penanggung jawab proyek kerja sama adalah pemerintah daerah, Badan Usaha Milik Negara, dan Badan Usaha Milik Daerah.

Huruf c . . .

SK No 189570 A

PRESIDEN
REPUBLIK INDONESIA

- 36 -

Huruf c

Cukup jelas.

Huruf d

Pemberian jaminan Pemerintah untuk percepatan pembangunan infrastruktur ketenagalistrikan dibatasi hanya pada proyek yang telah memperoleh jaminan pinjaman oleh Pemerintah kepada kreditur sehubungan dengan pembayaran kembali pinjaman PT Perusahaan Listrik Negara (Persero) selaku pelaksana penugasan pembangunan infrastruktur kelistrikan.

Ayat (3)

Cukup jelas.

Ayat (4)

Pembentukan rekening dana cadangan penjaminan Pemerintah ditujukan terutama untuk menghindari pengalokasian anggaran kewajiban penjaminan Pemerintah dalam jumlah besar dalam satu tahun anggaran di masa yang akan datang, menjamin ketersediaan dana yang jumlahnya sesuai kebutuhan, menjamin pembayaran klaim secara tepat waktu dan memberikan kepastian kepada pemangku kepentingan (termasuk kreditur/investor).

Ayat (5)

Cukup jelas.

Ayat (6)

Cukup jelas.

Ayat (7)

Mekanisme pembayaran pengeluaran belanja transaksi khusus atas klaim kewajiban dan/atau penggantian biaya yang timbul dari pelaksanaan kewajiban penjaminan untuk program penjaminan Pemulihan Ekonomi Nasional dilaksanakan melalui pemindahbukuan dana cadangan penjaminan ke rekening kas umum negara dan diperlakukan sebagai penerimaan pembiayaan. Bukti pemindahbukuan dana cadangan penjaminan dijadikan sebagai dasar pagu belanja transaksi khusus dalam penyusunan daftar isian pelaksanaan anggaran.

Ayat (8)

Cukup jelas.

Ayat (9) . . .

SK No 189569 A

PRESIDEN
REPUBLIK INDONESIA

- 37 -

Ayat (9)

Cukup jelas.

Ayat (10)

Penempatan dana cadangan ke dalam instrumen investasi Pemerintah dimaksudkan dalam rangka optimalisasi dana cadangan.

Ayat (11)

Cukup jelas.

Pasal 39

Ayat (1)

Penyesuaian pembayaran bunga utang dan pengeluaran cicilan pokok utang dengan kebutuhan realisasi pada tahun anggaran berjalan, antara lain dapat disebabkan oleh:

1. Kondisi ekonomi makro yang tidak sesuai dengan kondisi yang diperkirakan pada saat penyusunan APBN Perubahan dan/atau laporan realisasi pelaksanaan APBN Semester Pertama Tahun Anggaran 2024;
2. Dampak dari restrukturisasi utang dalam rangka pengelolaan portofolio utang;
3. Dampak dari percepatan penarikan pinjaman;
4. Dampak dari transaksi Lindung Nilai atas pembayaran bunga utang dan pengeluaran cicilan pokok utang; dan/atau
5. Dampak dari perubahan komposisi instrumen pembiayaan utang.

Ayat (2)

Pelaksanaan transaksi Lindung Nilai dilaporkan Pemerintah dalam Laporan Keuangan Pemerintah Pusat Tahun 2024.

Ayat (3)

Cukup jelas.

Ayat (4)

Kewajiban yang timbul dari transaksi Lindung Nilai bukan merupakan kerugian keuangan negara karena ditujukan untuk melindungi pembayaran bunga utang dan pengeluaran cicilan pokok utang dari risiko fluktuasi mata uang dan tingkat bunga. Selain itu, transaksi Lindung Nilai tidak ditujukan untuk spekulasi mendapatkan keuntungan.

Ayat (5) . . .

SK No 189568 A

PRESIDEN REPUBLIK INDONESIA -38- Ayat (5) Cukup jelas. Pasal 40 Ayat (1) Cukup jelas. Ayat (2) Pengaturan mengenai penyelesaian piutang instansi Pemerintah termasuk mengenai tata cara dan kriteria penyelesaian piutang eks-Badan Penyehatan Perbankan Nasional. Pasal 4 1 Cukup jelas. Pasal42 Ayat (1) Yang dimaksud dengan “keadaan darurat” adalah memburuknya kondisi ekonomi makro dan keuangan yang menyebabkan fungsi dan peran APBN tidak dapat berjalan secara efektif dan efisien, antara lain: a. proyeksi pertumbuhan ekonomi di bawah asumsi dan deviasi asumsi dasar ekonomi makro lainnya secara signifikan; b. proyeksi penurunan pendapatan negara dan/atau meningkatnya belanja negara secara signifikan; dan/atau c. kenaikan biaya utang, khususnya imbal hasil SBN secara signifikan. Ayat (2) Cukup jelas Ayat (3) Yang dimaksud dengan “karena suatu dan lain hal belum dapat ditetapkan” adalah apabila Badan Anggaran belum dapat melakukan rapat kerja dan/atau mengambil kesimpulan di dalam rapat kerja, dalam waktu 2x24 (dua kali dua puluh empat) jam setelah usulan disampaikan Pemerintah kepada Dewan Perwakilan Ralryat. Yang. . . SK No 189567A

PRESIDEN
REPUBLIK INDONESIA

- 39 -

Yang dimaksud dengan "langkah antisipasi" adalah langkah yang diambil oleh Pemerintah dalam rangka penanganan kondisi darurat.

Ayat (4)

Cukup jelas.

Pasal 43

Cukup jelas.

Pasal 44

Ayat (1)

Yang dimaksud dengan "Lembaga Penjamin Simpanan mengalami kesulitan likuiditas" adalah dalam hal perkiraan kas yang dapat diperoleh dari sumber daya keuangan Lembaga Penjamin Simpanan tidak mencukupi pada saat kebutuhan dana harus dipenuhi oleh Lembaga Penjamin Simpanan.

Ayat (2)

Penambahan utang antara lain bersumber dari penerbitan SBN.

Ayat (3)

Cukup jelas.

Pasal 45

Ayat (1)

Otorita Ibu Kota Nusantara mengoordinasikan dan melakukan persiapan, pembangunan, dan pemindahan Ibu Kota Negara, serta penyelenggaraan Pemerintahan Daerah Khusus Ibu Kota Nusantara.

Pelaksanaan persiapan dan pelaksanaan pembangunan Ibu Kota Nusantara, dan/atau pemindahan Ibu Kota Negara tersebut juga dilakukan oleh kementerian negara/lembaga sesuai dengan tugas dan fungsinya dengan anggaran yang bersumber dari APBN antara lain Kementerian Pekerjaan Umum dan Perumahan Rakyat, Kementerian Perhubungan, dan kementerian negara/lembaga lainnya.

Ayat (2) . . .

SK No 189566 A

PRESIDEN
REPUBLIK INDONESIA

- 40 -

Ayat (2)

Yang dimaksud dengan "anggaran" adalah anggaran yang bersumber dari APBN atau anggaran yang bersumber dari APBN dan sumber lain yang sah sesuai dengan ketentuan peraturan perundang-undangan.

Yang dimaksud dengan "Dewan Perwakilan Rakyat" adalah komisi yang membidangi keuangan negara dan pembangunan nasional.

Pasal 46

Cukup jelas.

Pasal 47

Ayat (1)

Cukup jelas.

Ayat (2)

Pemerintah menyampaikan Peraturan Presiden mengenai Rincian APBN kepada Badan Anggaran Dewan Perwakilan Rakyat. Selain penyampaian Peraturan Presiden mengenai Rincian APBN, Pemerintah juga menyampaikan dokumen yang berisi kelompok penerima manfaat dari program dan kegiatan.

Selain itu juga disampaikan dokumen yang menjelaskan mengenai sasaran prioritas nasional dalam Rencana Kerja Pemerintah yang disertai dengan sasaran indikator (*baseline*) tahun 2019, capaian tahun 2022, target tahun 2024, program-program kementerian/lembaga, dan alokasi anggarannya. Dokumen tersebut disampaikan pada bulan Desember tahun 2023.

Ayat (3)

Pelaksanaan dilakukan secara bertahap.

Pasal 48

Ayat (1)

Cukup jelas.

Ayat (2)

Yang dimaksud dengan "dikelola secara khusus" adalah Dana Bersama Penanggulangan Bencana dapat dikelola oleh unit pengelola Dana Bersama Penanggulangan Bencana dan diperlakukan sebagai pendapatan/penerimaan unit pengelola Dana Bersama Penanggulangan Bencana.

Ayat (3) . . .

SK No 189565 A

PRESIDEN REPUBLIK INDONESIA -41- Ayat (3) Cukup jelas. Ayat (4) Cukup jelas. Pasal 49 Huruf a Penetapan tingkat kemiskinan sesuai dengan metodologi penghitungan Garis Kemiskinan Nasional yang dilakukan oleh Badan Pusat Statistik. Huruf b Cukup jelas. Huruf c Cukup jelas. Huruf d Cukup jelas. Huruf e Cukup jelas. Huruf f Cukup jelas. Huruf g Cukup jelas. Pasal 5O Cukup jelas. Pasal 51 Cukup jelas. Pasal 52 Cukup jelas. TAMBAHAN LEMBARAN NEGARA REPUBLIK INDONESIA NOMOR 6896 SK No 189686 A

PRESIDEN REPUBLIK INDONESIA I“AMPIRAN I UNDANG-UNDANG REPUBLIK INDONESIA NOMOR 19 TAHUN 2023 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2024 RINCIAN PEMBIAYAAN ANGGARAN DALAM ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2024 I 1.1 1.2 1.2.1 1.2.1.1 1.2.1.2 1.2.2 1.2.2.1 1.2.2.1.1 1.2.2.1.2 1.2.2.1.2.1 1.2.2.1.2.1.1 1.2.2.1.2.1.2 1.2.2.1.2.2 AIOKASI PEMBIAYAAIT AIVGGARAN Pembiayaan Utang Surat Berharga Negara (Neto) Pinjaman (Neto) Pinjaman Dalam Negeri (Neto) Penarikan Pinjaman Dalam Negeri (Bruto) Pembayaran Cicilan Pokok Pinjaman Dalam Negeri Pinjaman Luar Negeri (Neto) Penarikan Pinjaman Luar Negeri (Bruto) Pinjaman Tfrnai Pinjaman Kegiatan Pinjaman Kegiatan Pemerintah Pusat Pinjaman Kegiatan Kementerian Negara/Lembaga Pinjaman Kegiatan Diterushibahkan Pinjaman Kegiatan kepada Badan Usaha Milik Negara/ Pemerintah Daerah (Ribu Rupiah) 522.825.005.268 648.085.453.720 666.447.881.732 (18.362.428.012) (636.230.414), 3.258.429.586 (3.894.660.000) (17.726.197.598) 67 .751.162.402 30.000.000.000 37 .751.162.402 33.579.249.950 33.249.644.373 329.605.577 4.171.912.452 SK No 189677 A 1.2.2.2,

PRESIDEN REPUBLIK INDONESIA -2- 1.2.2.2 2 2.1 2.2 2.3 2.4 2.5 3 3.1 3.1.1 3.7.2 4 4.1 4.1.1 4.1.2 4.1.3 4.1.4 5 Pembayaran Cicilan Pokok Pinjaman Luar Negeri Pombtayaan luvestasl Klaster Infrastruktur Klaster Pendidikan Klaster Pangan dan Lingkungan Hidup Klaster Kerja Sama Internasional Klaster Lainnya Pemberian PlnJaman Pinjaman kepada Badan Usaha Milik Negara/Pemerintah Daerah (Neto) Pinjaman kepada Badan Usaha Milik Negara/Pemerintah Daerah (Bruto) Penerimaan Cicilan Pengembalian Pinjaman dari Badan Usaha Milik Negara/ Pemerintah Daerah Kewqflban PenJaminan Penugasan Percepatan Pembangunan Infrastruktur Nasional Penjaminan Infrastruktur dalam Proyek Kerja Sama Pemerintah dengan Badan Usaha yang Dilakukan melalui Badan Usaha Penjaminan Infrastruktur Pembiayaan Infrastruktur melalui Pinjaman Langsung dari Lembaga Keuangan Internasional kepada Badan Usaha Milik Negara Percepatan Pembangunan Jalan Tol di Sumatera Percepatan Pembangunan Pembangkit Tenaga Listrik 35.OOO MW (lnfrastruktur Ketenagalistrikan) Pemblayaan Lalnnya (85.477.360.000) (176.216.040.000) (55.215.000.00) (25.000.000.000) (1.212.670.000) (1.907.140.000) (92.881.230.000) (250.652.452) (250.652.452) (4.171.912.452) 3.921.260.000 (823.986.000) (823.986.000) (681.543.000) (55.492.000) (25.444.000) (61.507.000) 52.030.230.000 5.1 Saldo. . . SK No 189679 A

PRESIDEN
REPUBLIK INDONESIA

- 3 -

5.1	Saldo Anggaran Lebih	51.381.000.000
5.2	Hasil Pengelolaan Aset	649.230.000

PRESIDEN REPUBLIK INDONESIA,

ttd.

JOKO WIDODO

Salinan sesuai dengan aslinya
KEMENTERIAN SEKRETARIAT NEGARA
REPUBLIK INDONESIA
Deputi Bidang Perundang-undangan dan
Administrasi Hukum,

Lydia Silvanna Djaman

SK No 189678 A

PRESIDEN REPUBLIK INDONESIA LAMPIRAN II UNDANG-UNDANG REPUBLIK INDONESIA NOIVIOR 19 TAHUN 2023 TENTANG ANGGARAN PENDAPATAN DAN BELANJA NEGARA TAHUN ANGGARAN 2024 POSTUR APBN TAHUN ANGGARAN 2024 A. B. C. D. E. PENDAPATAIT ITEGARA I. PENERIMAAN DALAM NEGERI 1. PENERIMAAN PERPAJAKAN 2. PENERIMAAN NEGARA BUKAN PAJAK II. PENERIMAAN HIBAH BELANJA ITEGARA I. BELANJA PEMERINTAH PUSAT II. TRANSFER KE DAERAH XTSEIMBAITGAIT PRIMER SURPLUS/ (DErrSrTl ANGGARATT (A—Bl o/o Defisit Anggaran terha.dap PDB PEMBIAYAAN AIYGGARAN I. PEMBIAYAAN UTANG II. PEMBIAYAAN INVESTASI ilI. PEMBERIAN PINJAMAN IV. KEWAJIBANPENJAMINAN (Ribu Rupiah) 2.802.294.916.629 2.801.863.709.981 2.309.859.945.000 492.003.764.981 430.606.648 3.325.119.321.897 2.467.527.580.519 857.591.741.378 (25.505.402.677) (522.825.005.268) (2,29) 522.825.005.268 648.085.453.720 (176.216.040.000) (250.652.452) (823.986.000) SK No 189676A V.PEMBIAYAAN...

PRESIDEN
REPUBLIK INDONESIA

- 2 -

	V. PEMBIAYAAN LAINNYA	52.030.230.000

PRESIDEN REPUBLIK INDONESIA,

ttd.

JOKO WIDODO

Salinan sesuai dengan aslinya
KEMENTERIAN SEKRETARIAT NEGARA
REPUBLIK INDONESIA
Deputi Bidang Perundang-undangan dan
Administrasi Hukum,

Lydia Silvanna Djaman

SK No 189675 A